                        ASSET PURCHASE AGREEMENT AND
                             SECURITY AGREEMENT

     This agreement is made and entered into this 6th day of November, 1998, by and between DAISY WEIR, of 112 N.E. 35th, Newport, Oregon 97365, herein referred to as "Seller" and CLIPPERNET CORPORATION, an Oregon corporation, 2295 Coburg Road, Suite 105, Eugene, Oregon 97401, herein referred to as "Buyer."

                               R E C I T A L S

     WHEREAS, Seller is the owner of that certain internet access service business known as "Netbridge" and also known as "Netbridge Internet Access Services" located in Newport, Oregon, and Lincoln City, Oregon.

     WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the assets of Sellers' business specifically including, but not limited to furniture, fixtures, equipment, leasehold improvements, supplies, customer accounts, customer deposits, telephone numbers, supplier agreements, all rights to the assumed business names used by Seller, all domain names registered to or on behalf of Seller, and all goodwill of Sellers' business pursuant to the terms and conditions of this agreement.

                             A G R E E M E N T S

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and the foregoing recitals which are incorporated by this reference herein, the parties agree as follows:

     1.  ASSETS SOLD.

     1.1 SALE OF ASSETS. Seller hereby agrees to sell to Buyer and Buyer hereby agrees to purchase from Seller the following property and assets:

          A. All fixtures, furnishings, equipment, and personal property of Sellers' internet access business, specifically including, but not limited to those assets as described in Exhibit "A" attached hereto and incorporated by reference herein (hereinafter the equipment);

          B.  All supplies of Sellers' business as of the date of closing;

          C. All customer accounts, customer deposits, supplier agreements, telephone numbers, domain names registered to or on behalf of Seller, all rights to the assumed business name "Netbridge" and "Netbridge Internet Access Services" and all goodwill of Sellers' business;

          D. All accounts receivable of Seller as more fully described hereinbelow; and

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          E.  Sellers' covenants of non-competition and non-disclosure, as more fully described hereinbelow.

     1.2 EXCLUDED ASSETS. It is agreed by the parties that the following assets of the Seller are excluded from this agreement:

          A.  All cash on hand;

          B.  All registered domain names reserved for personal use;

          C. All assets not specified in this agreement and/or not used by Seller in its internet access business.

     2.  PURCHASE PRICE AND PAYMENT.

     2.1 The purchase price for the assets being sold and purchased hereunder as described hereinabove is the sum of ONE HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($150,000.00), which sum shall be paid pursuant to Section 2.2 hereinbelow.

     2.2  The purchase price for the assets and covenants as set forth in
Section 2.1 hereinabove, shall be paid as follows:

          A. Buyer has paid to Seller prior to the date of this agreement, the sum of FIVE THOUSAND and NO/100 DOLLARS ($5,000.00) as and for an earnest money deposit, which sum shall be credited to the purchase price, the sum of which is acknowledged by Seller;

          B. Buyer shall, at closing, receive a credit of TWENTY TWO THOUSAND SEVENTY SIX and 14/100 DOLLARS ($22,076.14), against the purchase price, which sum represents the amount of customer deposits held, and prepayments for services not rendered as of the date of closing by Seller, and as more particularly described in Exhibit "B" attached hereto and incorporated by reference as though fully set forth herein. Buyer agrees that Seller may keep all of said customer deposits and prepayments for services free from any claim by Buyer;

          C. Buyer shall, at closing, pay to Seller the sum of FIFTEEN THOUSAND and NO/100 DOLLARS ($15,000.00), which sum shall be credited against the purchase price;

          D. The sum of FORTY SEVEN THOUSAND NINE HUNDRED TWENTY THREE and 86/100 DOLLARS ($47,923.86) shall be paid by Buyer to Seller pursuant to the terms and provisions of that certain Promissory Note, attached hereto as Exhibit "C" and incorporated by reference as though fully set forth herein, where such sum, plus interest thereon at the rate of EIGHT PERCENT (8%) per annum from the date of transfer of possession, until paid, payable in monthly installments of not less than NINE HUNDRED SEVENTY TWO and NO/100 DOLLARS ($972.00), with the first installment payable 30 days after closing and like payment on the same day of each month thereafter until that

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     date five (5) years after closing, when the balance then owed, plus accrued interest shall be fully due and payable. There shall be no prepayment penalty. All payments shall be credited first to accrued interest and thereafter to principal; and

          E. The balance of the purchase price, being the sum of SIXTY THOUSAND and NO/100 DOLLARS ($60,000.00) shall be fully paid and satisfied by Buyer transferring to Seller at closing 20,000 shares of common stock of Integrated Food Resources, Inc. (listed on the OTC BB as IFGR) which the parties agree that, for the purposes of this transaction shall be valued at $3.00 per share. It is specifically acknowledged and agreed that the transfer of stock from Buyer to Seller as described herein is subject to an option by Buyer to purchase 10,000 shares of said stock back from Seller pursuant to Section 9 hereinbelow, and the right of Seller to require Buyer to purchase the 20,000 shares of said stock pursuant to Section 10 hereinbelow;

               i. The parties acknowledge and agree that 10,000 shares of the common stock of Integrated Food Resources, Inc. transferred from Buyer to Seller hereunder shall be "restricted" stock, such restriction consisting of the fact that such stock cannot be sold in the public market for a period of two years from the date of closing. The parties agree that the 10,000 shares of restricted stock shall be the shares of stock subject to the option of Buyer to repurchase pursuant to Section 9 hereinbelow. The parties further acknowledge and agree that the other 10,000 shares of stock transferred from Buyer to Seller hereunder shall have no restrictions regarding resale.

               ii. The parties further acknowledge that, at closing, Buyer, due to the time required to register the transfer on the records of Integrated Food Resources, Inc., and to issue appropriate certificates, cannot deliver to escrow at closing endorsed certificates. At closing, an account will be established at Charter Investment Group, a licensed brokerage house, and that, at closing, 10,000 shares of unrestricted stock of Integrated Food Resources, Inc. shall be transferred into said account. Seller shall have the right to maintain said shares in that account or to instruct the brokerage firm to issue a certificate or certificates to Seller.

               iii. To the extent that a stock certificate representing the 10,000 shares of restricted stock of Integrated Food Resources, Inc. cannot be issued at closing, the parties agree to establish another account at Charter Investment Group. At closing, the 10,000 shares of restricted stock shall be transferred into that account with appropriate instructions to have a certificate prepared and delivered to escrow to be delivered pursuant to Section 9.5 hereinbelow.

     3.  NO REAL PROPERTY.

     3.1 It is acknowledged by the parties that the transaction represented by this agreement does not include the conveyance of any interest in real property, including any leasehold interest which Seller may hold as of the date of closing, PROVIDED THAT, Buyer may be entering into a separate agreement with the owners of the Sellers'

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leasehold interests, terminating Sellers' leasehold interests thereon.

     4.  ALLOCATION OF PURCHASE PRICE.

     4.1 The purchase price for the assets to be conveyed shall be allocated as follows:

          A.   Fixtures, Furnishings, Equipment,
               Personal Property, and Supplies                       $50,000.00

          B.   Customer Accounts, Deposits, Supplier
               Agreements, Domain Names, Business
               Name and Goodwill                                     $50,000.00

          C.   Seller's Accounts Receivable                                 -0-

          D.   Sellers' Covenants of Noncompetition
               and Nondisclosure                                     $50,000.00
                                                                    -----------
                                             TOTAL                  $150,000.00

     5.  CLOSING.

     5.1 The closing of this transaction shall occur on November 6, 1998. Possession of the assets sold and purchased hereunder shall be transferred on the day after the date of closing.

     5.2 The closing shall occur at the offices of Richard Speight, Attorney at Law, Portland, Oregon. All escrow fees and filing fees shall be shared equally by the parties.

     5.3 All obligations incurred with respect to the operation of Sellers' business or with respect to the acquired assets prior to the date of transfer of possession shall be paid by the Seller. All obligations incurred by the Buyer on or after the date of transfer of possession shall be paid by the Buyer.

     5.4 Personal property taxes, and telephone charges, shall be prorated as of the date of transfer of possession.

     5.5 Existing insurance upon the assets being purchased hereunder may be cancelled upon transfer of possession by Seller, and Buyer shall obtain its own insurance to be effective at the time of closing. Buyer shall deliver, at closing, a binder for such personal property insurance in the amount required in the Security Agreement, as set forth hereinbelow.

     6.  SELLERS' COVENANTS AND WARRANTIES.

     6.1  Seller covenants and warrants to Buyer as follows:

          A. Seller is the owner of the equipment, the inventory and supplies and assets sold

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     subject to this agreement.  Seller has good and marketable title thereto and Seller owns the assets free and clear of all liens and encumbrances;

          B. Seller has the right to sell all of the assets sold hereunder, and has not granted to any other party the option to purchase such assets;

          C. All books and records of Sellers' business provided to Buyer for inspection purposes prior to the closing of this agreement are, to the best of Sellers' knowledge, accurate in all material respects;

          D. Seller has operated the business to the best of its knowledge, in a lawful manner, and is unaware of any claims or suits threatened or existing against the business;

          E. Seller has, to the best of their knowledge, committed no violations of any statute, rule, or regulation imposed under federal, state, or local government law, and is unaware of any allegation by any government agency regarding any violation;

          F. All intangible property sold to Buyer hereunder is lawfully owned by or licensed to Seller, and is free from the claim by any third party either as a result of this transaction or otherwise; and

          G. To the best of Sellers' knowledge, all equipment sold hereunder is in good working order as of the date of this agreement, ordinary wear and tear by the elements excepted.

     7.  ASSUMPTION OF EXISTING AGREEMENTS.

     7.1. It is agreed by the parties that Buyer shall take over Sellers' existing phone service. All services chargeable to Seller prior to the date of transfer of possession shall be paid by Seller. All sums charged thereafter shall be paid by Buyer. In addition all directory advertising, including yellow page advertisements, if any, shall be assumed and paid by Buyer as of the date of transfer of possession.

     7.2 Except for the agreements and obligations specifically assumed by Buyer under the terms of this agreement, including the obligations of Seller under the customer accounts set forth on Exhibit "B." Buyer does not assume, accept or undertake any obligations, duties, debts, or liabilities of any kind whatsoever, except as specifically provided in this agreement.

     7.3 With respect to the prepaid customer accounts and deposits, as set forth in Exhibit "B," it is agreed that Buyer is assuming the obligations of Seller with respect to said accounts and deposits solely to the extent set forth in Exhibit "B." Seller agrees to indemnify and hold Buyer harmless, pursuant to the provisions of Section 15 hereinbelow, from any liabilities or claims arising from the following:

          A. Any claims from customer accounts arising from prepayment for services or deposits not included in Exhibit "B";

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          B.  Any claims from customers alleging prepayment or deposits for services to be rendered by Buyer beyond the times for which such prepayments or deposits are credited as set forth in Exhibit "B"; or

          C. Any claims from customers arising from any act or omission of Seller, from the failure of Seller to provide services, or from any other matters arising prior to the date of closing.

     8.  ACKNOWLEDGEMENT OF COOPERATION PENDING CLOSING.

     8.1 Buyer hereby acknowledges that, prior to the closing of this transaction, Buyer has been given full access, for inspection purposes during normal business hours, to Sellers' assets and properties and Sellers' books, contracts, commitments and records with respect to any and all material information concerning the assets to be sold, or otherwise transferred pursuant to this agreement.

     9. OPTION TO PURCHASE. Seller hereby agrees that Buyer shall have the right and grants to Buyer the option to purchase back from Seller the 10,000 restricted shares of the common stock of Integrated Food Resources, Inc., transferred to Seller by Buyer pursuant to Section 2.2E hereinabove, pursuant to the following terms and conditions:

     9.1 In consideration for the option granted from Seller to Buyer herein, Buyer shall pay to Seller the sum of $1,000.00 at closing.

     9.2 The term of the option shall be for three years, commencing as of the date of closing and continuing until that date three (3) years after closing.

     9.3. The purchase price for the stock shall be the sum of $45,000.00, or $4.50 per share.

     9.4 Seller shall, as part of the closing of this transaction, deposit with the collection escrow agent named hereinbelow, a stock certificate evidencing Sellers' ownership of 10,000 restricted shares of common stock of Integrated Food Resources, Inc., together with a stock power, fully and properly endorsed in blank, with their signature guarantee to the satisfaction of the transfer agent.

     9.5 Seller and Buyer shall mutually instruct the collection escrow agent to hold said certificate and stock power, and to only deliver the same as follows:

          A.  If, prior to the date of termination of the option as specified in
     Section 9.2 hereinabove, Buyer delivers to the collection escrow agent the sum of $45,000.00, plus one-half of any escrow fees or charges payable, by cashier's check or certified funds, the escrow agent shall deliver the certificate and stock power to Buyer, who shall have the right to immediately apply to the transfer agent for the transfer of such shares to Buyer. Payment of the funds into escrow by Buyer as described above shall be deemed as exercise of the option.

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          B.  If, as of the date of termination of the option as specified in
     Section 9.2 hereinabove, Buyer has failed to deliver the funds as specified in Section 9.5A hereinabove, then Seller shall have the unilateral right to instruct the escrow agent to deliver the certificate and stock power to Seller (or to such third party as Seller may direct) and the escrow shall terminate.

     9.6 During the term of the option and until the option is exercised by Buyer as set forth above, Seller shall retain full voting rights incident to ownership of the stock.

     9.7 In the event that Seller receives any additional shares of stock, arising from ownership of the shares placed in escrow as the result of a stock split or stock dividend, then Seller shall place all certificates received from said stock split or stock dividend into the escrow with a properly executed stock power. If the additional shares are delivered to escrow as a result of a stock split, then the purchase price for the shares then held in escrow pursuant to the option shall be reduced such that the price per share multiplied by the number of shares then held in escrow remain at $45,000.00. If the additional shares are delivered to escrow as a result of a stock dividend, then the purchase price for the shares then held in escrow pursuant to the option shall increase such that the purchase price shall be $4.50 multiplied by the number of shares then held in escrow.

     9.8 The parties agree that the option granted hereunder is limited to the right of Buyer to purchase all of the shares then held in escrow, and that Buyer shall not have the right to purchase a portion of, or less than all of said shares.

     9.9 For the purposes of determining the right to any dividends declared by Integrated Food Resources, Inc., the date of delivery of funds to the escrow by Buyer shall be deemed the date of transfer of said shares. If the date of transfer proceeds the record date established for the payment of dividends, all dividends payable as a result of the stock purchased by Buyer shall vest in Buyer.

     10. REQUIRED REPURCHASE OF STOCK. It is agreed that, with respect to the 10,000 shares of Integrated Food Resources, Inc., not subject to the option of Buyer pursuant to Section 9 hereinabove, Seller shall have the right to market said shares prior to the termination of the option period. In addition, Seller shall have the right, upon written notice from Seller to Buyer, to require Buyer to repurchase all 20,000 shares of stock, upon the following terms and conditions:

     10.1 The right of Seller to require Buyer to repurchase the 20,000 shares of common stock of Integrated Food Resources, Inc. shall terminate if Seller has not given written notice to Buyer within one (1) year of the date of the closing of the transaction represented by this agreement.

     10.2 If Seller exercises their right to require Buyer to repurchase, then Buyer shall purchase the shares of stock according to the following terms and conditions:

          A.  The purchase price shall be $4.00 per share;

          B. Buyer shall purchase from Seller 275 shares of stock per month through payment to Seller of the sum of $1,100.00 with the first payment (and transfer) occurring on or

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     before that day thirteen (13) months after the closing of this transaction, and like payment (and transfer) on the same day of each month thereafter until the 20,000 shares have been fully paid for by Buyer and transferred from Seller to Buyer. It is agreed that except to the extent that Buyer exercises its option pursuant to Section 9 hereinabove, Buyer shall first be purchasing the unrestricted shares of stock of Integrated Food Resources, Inc. and thereafter the restricted shares;

          C. If at any time after Seller has given notice to Buyer to require Buyer to purchase the 20,000 shares of stock pursuant to this Section 10.2, Seller desires to cease such requirement of Buyer, then Seller shall give written notice thereof to Buyer, and all shares which have not, as of the date of receipt of notice by Buyer, been purchase by Buyer, shall remain vested in Seller, and Buyer's obligation to purchase shall terminate, except to the extent of the option to purchase the 10,000 restricted shares as set forth in Section 9 hereinabove if said option period has not terminated. If Seller gives written notice terminating Buyer's obligation to purchase, all shares previously purchased by Buyer shall remain vested in Buyer, and Seller shall not have any right thereafter to require Buyer to repurchase any shares of stock then owned by Seller'

          D. It is specifically acknowledged that in the event Buyer exercised its option to purchase the 10,000 restricted shares pursuant to Section 9 hereinabove, then such shares shall be transferred to Buyer and Buyer's obligation to repurchase as set forth herein shall be decreased to the other 10,000 shares transferred to Seller pursuant to Section 2.2 above. The exercise of the option by Buyer shall not otherwise effect the terms and conditions of such repurchase; and

          E.  Except with respect to the option granted by Seller pursuant to
     Section 9 hereinabove, Buyer shall not have the right to accelerate the repurchase of said shares of stock unless such acceleration is approved by Seller.

     10.3 In the event that Seller receives any additional shares of stock arising from their ownership of the shares of Integrated Food Resources, Inc. acquired as a result of this transaction as the result of a stock split then the additional shares shall automatically become included in the required repurchase as follows:

          A. The purchase price for the remaining shares subject to the repurchase shall be proportionately reduced such that the total price for the remaining shares remains unchanged; and

          B. The number of shares to be purchased monthly shall be increased proportionately such that Buyer shall continue to pay Seller $1,100.00 monthly for said shares.

     10.4 In the event that Seller receives any additional shares of stock arising from their ownership of the shares of Integrated Food Resources, Inc. acquired as a result of this transaction as a result of a stock dividend, then the additional shares shall automatically become included in the required repurchase as follows:

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          A.  The purchase price for such additional shares shall be $4.00 per share; and

          B. Buyer shall continue purchasing 275 shares per month as set forth in Section 10.2 (except as may be increased by Section 10.3) until all of Sellers' shares, including additional shares received through the stock dividend, have been transferred to Buyer.

     10.5 For the purposes of determining voting rights and rights to receive dividends, the date of receipt of payment by Seller from Buyer shall be deemed the date of transfer of the shares purchased with such payment. For the purpose of reducing the necessary work to transfer the shares through the transfer agent on a monthly basis, the parties shall have the right to employ a third party or escrow agent to hold the shares, accept delivery of payment, accept delivery of additional shares and dividends, and vote the shares pursuant to instructions consistent with the terms of this agreement.

     10.6 To the extent that either party receives shares of stock or dividends from Integrated Food Resources, Inc. resulting from the shares transferred to Seller hereunder, where such shares or dividends are, pursuant to this agreement, the property of the other party, then the party shall immediately pay or deliver over to the other party such dividends or shares.

     11.  COLLECTION ESCROW.

     11.1 The parties agree to establish a collection escrow account at Oregon Title Insurance Company, of Eugene, Oregon. All payments due to Seller under the terms of the Promissory Note shall be paid into said escrow to be disbursed upon the instruction of Seller. Seller agrees to deposit an original of this agreement, the Promissory Note, a UCC-3 Termination Statement and other instruments reasonably required to release Sellers' security interest, to be delivered to Buyer upon payment in full of all balances due hereunder.

     11.2 In addition to the documents set forth in Section 11.1, it is acknowledged that Seller shall be depositing with the collection escrow, the 10,000 restricted shares of Integrated Food Resources, Inc., and a stock power, to be delivered pursuant to the terms and conditions of Buyer's option to purchase the same as set forth in Section 9 hereinabove.

     11.3 All set up fees and monthly collection charges of the collection escrow agent shall be shared equally by the parties.

     12.  SELLERS' CLOSING DOCUMENTS.

     12.1 Upon the closing of this sale, Seller shall execute and deliver the following documents:

          A. A Bill of Sale to Buyer conveying the assets sold hereunder, free and clear of all encumbrances;

          B. A UCC-3 Termination Statement to be held by the collection escrow agent until payment in full of the purchase price by Buyer;

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          C.  An amendment to the assumed business name registration for
     "Netbridge"; and

          D. A Stock Power for the 10,000 restricted shares of common stock of Integrated Food Resources, Inc. to be placed in escrow pursuant to Section
     9.4 hereinabove.

     13.  BUYER'S CLOSING DOCUMENTS.

     13.1 Upon the closing of this sale, Buyer shall execute and deliver the following documents:

          A. The sum of $15,000.00 in the form of a cashier's check representing payment pursuant to Section 2.2C hereinabove;

          B. The sum of $1,000.00 in the form of a cashier's check representing payment for the option pursuant to Section 9 hereinabove;

          C. The executed Promissory Note in the form attached hereto as Exhibit "C";

          D. A UCC-1 Financing Statement describing the collateral securing the Promissory Note as set forth hereinbelow; and

          E. Evidence of establishment of the accounts at Charter Investment Group and transfer thereof of 20,000 shares of fully paid non-assessable common stock of Integrated Food Resources, Inc. pursuant to Section 2.2E hereinabove.

     14.  ACCOUNTS RECEIVABLE.

     14.1 The parties acknowledge that all accounts receivable of Seller are included in this transaction and that Seller hereby assigns to Buyer all accounts receivable. Seller has disclosed that all customers of Netbridge pay in advance for services, and that accordingly, the existing accounts receivables, if any, are minimal. Buyer agrees that it accepts assignment of the accounts receivable in their current condition, AS IS, and the non-collectibility of such accounts shall create no obligation on the part of Seller to repurchase or take reassignment of such accounts.

     15.  INDEMNITY.

     15.1 Seller shall defend, indemnify and hold the Buyer harmless against and in respect of:
          A. Any and all liabilities and obligations of the Seller relating to the acquired assets, except such liabilities and obligations as are expressly assumed by the Buyer under this agreement;

          B. The claim of any person or entity for injury, damage, negligence, strict liability, breach of warranty, breach of contract, breach of lease or otherwise by reason of Sellers' use or operation of the acquired assets prior to the date of closing.

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     15.2  The Buyer shall defend, indemnify and hold the Seller harmless against and in respect of:

          A. All personal property taxes imposed or levied for the current fiscal tax year upon or against the acquired assets;

          B. The claim of any person or entity for injury, damage, negligence, strict liability, breach of warranty, breach of contract, breach of lease or otherwise by reason of Buyer's use or operation of the acquired assets after the date of closing or with respect to contracts assumed by Buyer pursuant to this agreement;

          C. Any and all liabilities and obligations expressly assumed by the Buyer under this agreement.

     15.3 Each party shall reimburse the other party for any payment in respect to any item against which it shall have been indemnified by the other party, including expenses and attorney fees incident thereto. Prior to making any payment to which such indemnity applies, the indemnitee party shall give written notice to the indemnitor party of any claim, action, suit, proceeding or assessment. The indemnitor party shall then have ten (10) days in which to elect to contest or defend any such claim, action, suit, proceeding or assessment and shall give written notice of any such election within the ten
(10) day period. If the indemnitor party does not so elect, the indemnitee party may proceed to settle or pay the same in the manner most advantageous to the indemnitee party, but no such settlement or payment shall impair the obligation of the indemnitor party as provided in this section.

     15.4 Any payment made by Seller pursuant to this section may, at Sellers' option, be added to the unpaid balance of the purchase price and if so added, shall bear interest at the rate of twelve percent (12%) per annum from the date of payment and shall be secured by any security agreement given pursuant to this agreement. If not added back to the contract balance, the Buyer shall make payment in reimbursement to the Seller within ten (10) days after written demand.

     15.5 Any payment made by Buyer pursuant to this section may, at Buyer's option, be offset from the next payment or payments due from Buyer to Seller under the Promissory Note. If not offset, Seller shall make payment in reimbursement to the Buyer within ten (10) days after written demand.

     16.  RISK OF LOSS.

     16.1 The risk of loss, damage or destruction to any of the equipment or other property to be conveyed to the Buyer under this agreement shall be borne by the Buyer from and after the date of transfer of possession.

     17.  LICENSES AND PERMITS.

     17.1 Buyer shall obtain, at Buyer's cost at or before the date of transfer of possession all licenses and permits from public authorities necessary to authorize the ownership and operation of

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the business by the Buyer.

     18.  LABOR AGREEMENTS.

     18.1 Seller is neither a party to or otherwise subject to any collective bargaining agreement governing the wages, hours or terms of employment of Sellers' employees. All wages earned by any employee of the Seller shall be paid through the date of closing by the Seller, and all payroll taxes or other expenses incurred as a result of the payment of said wages shall remain the responsibility of Seller.

     18.2 To the extent that any employees of Seller have accrued paid vacation time, retirement benefits, or any other benefits not otherwise paid by Seller through the date of closing, Seller shall pay to Buyer at closing the value of said vacation time or benefits, and Buyer shall assume responsibility for such costs and expenses.

     19.  BOOKS AND RECORDS.

     19.1 Except with respect to any software of Seller which is included in the sale, this sale does not include the books of account and records of Sellers' business. Seller shall retain title to, possession and custody of such books and records, PROVIDED THAT, Seller shall make the books and records available to Buyer for inspection and copying after the date of closing.

     20.  BUYER'S ACCEPTANCE.

     20.1 Buyer represents and acknowledges that it has entered into this agreement on the basis of his own examination, personal knowledge and opinion of the value of the business. Buyer has not relied on any representation made by Seller or any agent of the Seller except as expressly set forth in this agreement. Buyer further acknowledges that Seller has made no agreement or promise to repair or improve any of the equipment or other property being sold to Buyer under this agreement and Buyer takes all of such property in the condition existing on the date hereof, AS IS, in its present actual condition, without representation or warranty, express or implied, of any kind or nature, except as otherwise set forth in this agreement.

     21.  SECURITY AGREEMENT.

     21.1 As security for time and performance of all of Buyer's obligations and for payment of the purchase price, the Buyer grants to Seller until the purchase price is paid in full, a security interest in the following property (collateral):

          A. All assets and property described in paragraph 1 of this agreement, including replacements thereto, accessions thereon, and substitutions therefor, it bering acknowledged that notwithstanding the security interest granted herein. Buyer shall have the right to sell inventory in the normal course of Buyer's business;

          B.  Proceeds and products of all of the foregoing.

12 - Asset Purchase Agreement and Security Agreement

     22.  AGREEMENTS REGARDING SECURITY.

     22.1 After closing and until the balance of the purchase price has been paid in full, Buyer covenants and agrees as follows:

          A. BUYER'S OPERATION OF BUSINESS. Buyer will maintain and operate the business on a continuous and regular basis in accordance with all local, state, federal and other laws and regulations governing the conduct of the business.

          B. MAINTENANCE OF EQUIPMENT. Buyer shall maintain the collateral in good condition and repair, reasonable wear and tear excepted.

          C. CASUALTY INSURANCE. Buyer, at Buyer's cost, shall keep the collateral fully insured for full replacement value against loss or damage by fire, theft, vandalism and such other acts as Seller may from time to time acquire, upon such reasonable terms and in such company or companies as Seller may approve. Seller or Sellers' successor sand assigns shall be named as additional insured or loss payee on all such policies. The amount of such policies shall be not less than full replacement value, or full insurable value, if full replacement value cannot be obtained. Buyer shall immediately deliver a copy of all such policies to Seller, or certificates thereof, evidencing the required coverage and shall, from time to time, at Sellers' request, furnish evidence that the policies remain in force. All policies shall contain a provision that they cannot be canceled except on thirty (30) days prior written notice to the Seller. In the event of damage or loss covered by Buyer's insurance, the proceeds shall be paid to the parties as their interests appear at the time of loss. Buyer shall have the right to apply the proceeds of any insurance towards replacement of the damaged collateral, if Buyer notifies Seller of his intent to do so, and delivers evidence of his ability to make up the difference between the cost of the replacement and the proceeds available for that purpose.

          D. TAXES. Buyer shall pay, when due, all taxes, license fees and assessments relative to the collateral, and shall pay any and all other taxes, liens, assessments and charges relative to Buyer's conduct of the business. Proof of payment of all taxes shall be furnished to Seller upon Sellers' request.

          E. LIENS. Buyer shall keep the collateral free of all liens and encumbrances, except the lien of Sellers' security interest, other than liens for which Buyer shall first have obtained Sellers' prior written consent, and purchase money security interests for the purchase of inventory.

     23.  FINANCING STATEMENTS.

     23.1 At the time of closing, the Buyer shall join with the Seller in executing appropriate UCC financing statements for public filing. The cost incurred in connection with the filing of financing statements and transfer of title to any equipment shall be shared by the parties. From time to time, upon request, Buyer shall execute continuation statements, if necessary to continue perfection of Sellers' security interest in accordance with this agreement.

13 - Asset Purchase Agreement and Security Agreement

     24.  LIABILITY INSURANCE.

     24.1 Buyer, at the time of closing, shall deliver to Seller, evidence of insurance against loss or liability arising out of or relating to any activity of the Buyer in connection with the operation of Buyer's business. Such insurance shall have loss limitations in an amount not less than $300,000.00 single limits, and shall name the Seller as an additional insured or loss payee, and shall not be subject to cancellation without thirty (30) days prior written notice to the Seller.

     25.  SELLERS' RIGHT TO PAY.

     25.1 In the event the Buyer fails to make any payment of taxes, assessments, insurance premiums, or other charges which Buyer is required to pay under this agreement, Seller shall have the right, but not the obligation, to pay the same, Buyer shall reimburse Seller for any such payment, within ten (10) days upon Sellers' written demand, together with interest at the rate of twelve percent (12%) per annum from the date of Sellers' payment until Buyer reimburses Seller. Any such payment by the Seller shall not constitute a waiver by Seller of any remedy available by reason of Buyer's default for failure to make the payments.

     25.2 In the event the Seller fails to make any payment due to pay any creditor or any claim for which Seller is responsible under the agreement, and said creditor or claimant is legally entitled to make such claim against Buyer, then Buyer shall have the right to pay the creditor and offset such sum against the next payment or payments due under this agreement. Any sums paid by Buyer for which Seller is responsible shall accrue interest at 12% per annum from the date of payment until the date of reimbursement or offset, whichever is appropriate.

     26.  NON-DISCLOSURE AND NON-COMPETITION.

     26.1 Seller recognizes that the sale represented by this transaction includes products, plans, trade secrets, process information, prices, customer lists, discounts, technical information, costs, and other vital information (collectively, "Information"). Seller agrees that Seller will not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any Information to any third party without the prior written consent of the Buyer. Seller will protect the Information and treat it as strictly confidential. A violation by Seller of this paragraph shall be a material violation of this Agreement and will justify legal and/or equitable relief.
          A. Unauthorized Disclosure of Information. If it appears that Seller has disclosed (or has threatened to disclose) information in violation of this Agreement, Buyer shall be entitled to an injunction to restrain Seller from disclosing, in whole or in part, such Information, or from providing any services to any party to whom such Information has been disclosed or may be disclosed. Buyer shall not be prohibited by this provision from pursuing other remedies, including a claim for losses and damages.

          B. Notwithstanding Sellers' agreements herein, it is acknowledged that Seller shall have the right to divulge Information to Sellers' attorneys and accountants provided that such disclosures includes the fact that the Information is confidential, and that any unauthorized disclosure to third parties by such attorneys or accountants may be considered

14 - Asset Purchase Agreement and Security Agreement a breach by Seller of their covenants hereunder.

     26.2 NON-COMPETITION: For a period of three years after the date of closing, Seller shall not within Clatsop, Tillamook, Lincoln and Lane Counties, Oregon, directly or indirectly, (1) own (as a proprietor, partner, stockholder, or otherwise) an interest in; or (2) participate (as an officer, director, or in any other capacity) in the management, operation, or control of; (3) perform services for or act in the capacity of an employee, independent contractor, consultant, or agent for, or (4) solicit any customers of Buyer for any enterprise engaged, directly or indirectly, in the business of internet access services or in competition with any other business conducted by Buyer, except with the prior written consent of Buyer.

     Seller specifically acknowledges that their agreement not to compete pursuant to the terms and provisions set forth herein represent a material inducement to Buyer entering into this agreement.

     Seller agrees that it would be difficult to measure damage to Buyer from any breach by Seller of Sections 26.1 and 26.2 hereinabove and that monetary damages would be an inadequate remedy for any such breach. Accordingly, Seller agrees that if Seller shall breach Sections 26.1 and 26.2, Buyer shall be entitled, in addition to all other remedies it may have at law or in equity, to an injunction or other appropriate orders to restrain any such breach, without showing or proving any actual damage sustained by the Buyer.

     27.  RESTRICTIONS ON ASSIGNMENT.

     27.1 This agreement is personal to the parties hereto and, prior to the closing of this sale, no party shall assign or transfer any interest under this agreement, except with the prior consent of the other party.

     27.2 Until such time as the Promissory Note is fully paid and satisfied, Buyer may not assign this agreement after closing, without Sellers' prior written consent, which shall not be unreasonably withheld upon a showing of good financial character and ability by the prospective assignee.

     28.  FUTURE ASSURANCES.

     28.1 Any party shall, upon the request of another party, execute and deliver such additional documents as may be necessary or convenient for the purpose of evidencing or perfecting any right of interest arising hereunder or arising under closing documents executed in accordance with this Asset Purchase Agreement.

     29.  NOTICES.

     29.1 All notices required or permitted by this agreement shall be in writing and shall be deemed to have been duly give if mailed, first class United States mail, postage prepaid, by certified or registered mail, with return receipt requested as follows:

15 - Asset Purchase Agreement and Security Agreement

          A.   If to the Buyer, at the following address:

                    ClipperNet Corporation
                    2295 Coburg Rd., Suite 105
                    Eugene, OR 97401

               With a copy to:

                    Hamilton W. Budge, Jr.
                    Lombard, Gardner, Honsowetz, Potter & Budge
                    Attorneys at Law
                    725 Country Club Rd.
                    Eugene, OR 97401

               and a copy to:

                    Integrated Food Resources, Inc.
                    c/o Robert Laskowski
                    Attorney at Law
                    1001 S.W. Fifth Ave., Suite 1300
                    Portland, OR 97204

          B.   If to Seller, at the following address:

                    Daisy Weir
                    112 N.E. 35th
                    Newport, OR 97365

     30. TRANSITION ASSISTANCE. Seller agrees that they shall, for a period of thirty (30) days after closing, provide to Buyer on a part-time basis, assistance in the transition of the business assets from Seller to Buyer, and shall be available for thirty (30) days thereafter to consult with Buyer. There shall be no compensation paid to Seller for the rendering of such services.

     31.  ATTORNEY FEES.

     31.1 If this agreement is placed in the hands of an attorney for enforcement of the terms herein contained, or if litigation is commenced to enforce, rescind or interpret this agreement, the prevailing party shall be entitled to recover from the other party and the other party agrees to pay to the prevailing party, in addition to costs and disbursements allowed by law, the prevailing party's reasonable attorney fees at trial or on appeal thereof or therefrom. Attorney fees shall include any attorney services rendered prior to the institution of litigation and shall include all costs and expenses of litigation including depositions, investigator's fees and anticipated costs of execution of any judgment and other normal and reasonable charges incurred by the prevailing party. The agreement to pay attorney fees incurred by the prevailing party shall include fees incurred as a result of the filing by one party of a petition in bankruptcy.

16 - Asset Purchase Agreement and Security Agreement

     32.  ARBITRATION.

     32.1 Any controversy, claim or dispute arising out of or relating to this Agreement or the breach thereof shall be resolved by arbitration in Lincoln County, Oregon pursuant to all applicable rules then in effect in Lincoln County, Oregon, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof and shall constitute a final adjudication of all matters submitted to arbitration. The arbitrator shall have broad authority to fashion an equitable remedy, including the authority to award specific performance, or foreclosure of a security interest.

     32.2 The parties shall select a single arbitrator within ten (10) days of the date a written demand for arbitration is received by either party from the other. In the event the parties fail to select an arbitrator within said 10-day period, either party may make immediate application to the Lincoln County Circuit Court for the appointment of an arbitrator. The parties agree to be bound by the Court's appointment of an arbitrator.

     33.  INTEGRATION.

     33.1 This agreement, together with the exhibits attached hereto and the documents referenced herein embodies the entire agreement of the parties hereto. This agreement supersedes all prior agreements and understandings, whether written or oral, and this agreement shall not be amended except in writing signed by the parties hereto.

     34.  EXHIBITS.

     34.1 The items appearing and referred to as exhibits to this agreement are incorporated by reference and are made a part hereof as if set forth in full.

     35.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     35.1 All representations and warranties contained in this agreement shall survive the closing of this transaction, except that any party to whom a representation or warranty has bene made shall be deemed to have waived any misrepresentation or breach of warranty of which such party had knowledge prior to closing.

     36.  BROKERS.

     36.1 The parties acknowledge that Seller has contracted with Marlin Group, Inc. of Portland, Oregon for brokerage services pertaining to the closing of this transaction. All fees charged by Marlin Group, Inc. arising from services rendered therefor shall be the sole responsibility of Seller.

     37.  LEGAL REPRESENTATION.

     37.1 This agreement has been drafted by Hamilton W. Budge, Jr., P.C., of Lombard, Gardner, Honsowetz, Potter & Budge, Attorneys at Law, 725 Country Club Rd., Eugene, Oregon,

17 - Asset Purchase Agreement and Security Agreement solely as attorney for Buyer. Seller acknowledges that they have been advised to seek legal counsel with regard to entering into this transaction.

     38.  SUCCESSORS.

     38.1 Subject to the restrictions on assignment contained herein, this agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

     39.  DEFAULT AND REMEDIES.

     39.1 Buyer shall be in default of this agreement if Buyer fails to make any payment required hereunder or under the terms of the Promissory Note within ten (10) days after said payment becomes due and within ten (10) days of written notice from Seller to Buyer or if Buyer fails to perform any other material obligation imposed by this agreement within thirty (30) days after the sending of written notice from Seller specifying the failure with reasonable particularity, provided, however, that if the nature of Buyer's obligation is such that more than thirty (30) days are required for performance, then Buyer shall not be in default if Buyer commences performance within the thirty (30) day period and thereafter diligently pursues the curing of any default to completion.

     39.2 In the event of default, Seller shall have the right to declare all sums owed under the Promissory Note immediately due and payable.

     39.3 Either party may exercise such remedies as are available at law or in equity, including all remedies available under the Uniform Commercial Code.

     40.  CHOICE OF LAW AND VENUE.

     40.1 In the event there is a dispute regarding this agreement, any hearing thereof shall be decided in accordance with the laws of the State of Oregon and shall be heard in the Circuit Court of the State of Oregon for Lincoln County.

     41.  HEADINGS.

     41.1 The headings used in this agreement are used solely for convenience of reference, are not party of this agreement, and are not to be considered in construing or interpreting this agreement.

     42.  COUNTERPARTS.

     42.1 This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument.

     43.  SEVERABILITY.

     43.1 If in any judicial proceeding a court shall refuse to enforce all the provisions of this

18 - Asset Purchase Agreement and Security Agreement agreement, any unenforceable provision shall be deemed eliminated from the agreement for the purpose of such proceeding as is necessary to permit the remainder of the agreement to be enforced in such proceeding.

     44.  WAIVER.

     44.1 No waiver of any provision of this agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     IN WITNESS WHEREOF, the parties have executed this agreement effective as of the day and year first above written.


SELLER:                                BUYER:


                                       CLIPPERNET CORPORATION

                                       By: illegible
Daisy Weir                                ----------------------------------
---------------------------------      Title:  CFO
DAISY WEIR                                   -------------------------------






                           GUARANTY OF PERFORMANCE

     In consideration of Seller accepting this Asset Purchase Agreement, of even date herewith, the terms of which are specifically incorporated herein by reference, the undersigned, unconditionally and irrevocably guarantees the performance of Buyer, of each and every obligation under said Asset Purchase Agreement. This guarantee shall be continuing and shall terminate only upon the complete performance by Buyer, thereof.

     Guarantors consent that it will not be necessary for Seller to initiate an action or exhaust its legal remedies against Buyer, as a precondition to enforcement of this guarantee. Guarantors consent that this guarantee may be immediately enforced upon default by Buyer under the terms of the Asset Purchase Agreement.

19 - Asset Purchase Agreement and Security Agreement

     Guarantors consent that Seller may from time to time extend the time for performance or to otherwise modify the obligations of Buyer, and such extensions or modifications thereof will not in any way release or discharge guarantors from their obligations hereunder. This guarantee shall not be released, extinguished, modified or in any way affected by failure on the part of Seller to enforce all of the rights and remedies available to it under the Asset Purchase Agreement.


                                       GUARANTORS:


                                       INTEGRATED FOOD RESOURCES, INC.


                                       By:  [ILLEGIBLE]
                                          -----------------------------------
                                       Title: Chairman/CEO
                                             --------------------------------

20 - Asset Purchase Agreement and Security Agreement

                                 EXHIBIT "B"


                    PREPAID ACCOUNTS AND CUSTOMER DEPOSITS

                                   EXHIBIT B


                        TOTAL               $35.765.45

                        AGING               $12.493.37

                        TOTAL               $23.272.08

                        ADJUSTMENT           $1,195.94

                        CLOSING TOTAL       $22,076.14


  1 MONTH              3 MONTH              6 MONTH            1 YEAR
 $1,098.80            $6,766.30            $6,341.00         $19.337.00

 1 MONTH 56           3 MONTH 56          6 MONTH 56         1 YEAR 56
   $11.50              $234.30                               $1,348.90

1 MONTH WEBSITE     3 MONTH WEBSITE     6 MONTH WEBSITE     1 YEAR WEBSITE
    $9.90               $56.10              $49.50             $376.20

  1 DOMAIN             3 DOMAIN            6 DOMAIN           12 DOMAIN
    $6.40               $29.60              $24.00             $141.60

   E-MAIL            3 MONTH E-MAIL      6 MONTH E-MAIL      YEAR E-MAIL
   $1.00                $3.45                $8.45             $39.55

  WIRELESS            DED 3 MONTH         ADVERTISING
   $8.30                $99.90              $8.30


1MONTH              A              kessinger                     20-Oct-98
1MONTH              A              praise              #         20-Oct-98
1MONTH              A              jorsbom             #         20-Oct-98
1MONTH              A              ghamilton           #         20-Oct-98
1MONTH              A              vpinzino            #         21-Oct-98
1MONTH              A              cordee              #         21-Oct-98
1MONTH              A              bullseye                      21-Oct-98
1MONTH              A              buckmaste           #         21-Oct-98
1MONTH              A              quaylebldr          #         21-Oct-98
1MONTH              A              sstater             #         22-Oct-98
1MONTH              A              magjon              #         22-Oct-98
1MONTH              A              pdq2                #         22-Oct-98
1MONTH              A              krisa               #         22-Oct-98
1MONTH              A              dave                          22-Oct-98
1MONTH              A              donm                #         22-Oct-98
1MONTH              A              jackson             #         22-Oct-98
1MONTH              A              techmom             #         23-Oct-98
1MONTH              A              queen                         23-Oct-98
1MONTH              A              csallee             #         23-Oct-98
1MONTH              A              vicki               #         24-Oct-98
1MONTH              A              mlventures          #         24-Oct-98
1MONTH              A              rrcorbell           #         24-Oct-98
1MONTH              A              jcwcom              #         24-Oct-98
1MONTH              A              moetive             #         25-Oct-98
1MONTH              A              foreveryou          #         25-Oct-98
1MONTH              A              bk3                 #         25-Oct-98
1MONTH              A              ddosborne           #         25-Oct-98
1MONTH              A              jess                #         25-Oct-98
1MONTH              A              tk                  #         25-Oct-98
1MONTH              A              seth                #         25-Oct-98
1MONTH              A              rhardman                      25-Oct-98
1MONTH              A              joseph              #         26-Oct-98
1MONTH              A              caseyc              #         26-Oct-98
1MONTH              A              porter2             #         26-Oct-98
1MONTH              A              charlie             #         26-Oct-98
1MONTH              A              smcro6727           #         26-Oct-98
1MONTH              A              rugby               #         26-Oct-98
1MONTH              A              edithl              #         26-Oct-98
1MONTH              A              lahmang             #         26-Oct-98
1MONTH              A              space               #         27-Oct-98
1MONTH              A              davidw              #         27-Oct-98
1MONTH              A              neurainets          #         27-Oct-98
1MONTH              A              kittel              #         27-Oct-98
1MONTH              A              spunk_mei           #         27-Oct-98
1MONTH              A              danola              #         27-Oct-98
1MONTH              A              pumps               #         27-Oct-98
1MONTH              A              rdud                #         28-Oct-98
1MONTH              A              mbmurphe            #         28-Oct-98
1MONTH              A              willy               #         28-Oct-98
1MONTH              A              vables              #         28-Oct-98
1MONTH              A              digger              #         28-Oct-98
1MONTH              A              sparkey             #         28-Oct-98


1MONTH              A              nathan              #         28-Oct-98
1MONTH              A              sorofree            #         28-Oct-98
1MONTH              A              brandon                       28-Oct-98
1MONTH              A              kyrianna            #         30-Oct-98
1MONTH              A              wadpotter           #         30-Oct-98
1MONTH              A              wleeper             #         30-Oct-98
1MONTH              A              vandimann           #         30-Oct-98
1MONTH              A              btb921              #         30-Oct-98
1MONTH              A              xenia                         30-Oct-98
1MONTH              A              seascribe           #         30-Oct-98
1MONTH              A              lines               #         31-Oct-98
1MONTH              A              ccsi                #         31-Oct-98
1MONTH              A              jimelody            #         31-Oct-98
1MONTH              A              genep               #         31-Oct-98
1MONTH              A              dterry              #         31-Oct-98           TAKEN OUT IN AGING
1MONTH              A              jallen              #         01-Nov-98
1MONTH              A              thompsmi            #         01-Nov-98
1MONTH              A              dk                            01-Nov-98
1MONTH              A              bissons                       01-Nov-98
1MONTH              A              lullypad            #         01-Nov-98
1MONTH              A              michaeld            #         01-Nov-98
1MONTH              A              baba                          01-Nov-98
1MONTH              A              dmckenzie           #         02-Nov-98
1MONTH              A              cdarakis            #         02-Nov-98
1MONTH              A              cul7O               #         02-Nov-98
1MONTH              A              geraldh             #         02-Nov-98
1MONTH              A              Balloch             #         02-Nov-98
1MONTH              A              beachnut            #         02-Nov-98
1MONTH              A              jklaar              #         02-Nov-98
1MONTH              A              star                          02-Nov-98
1MONTH              A              j&mflans            #         02-Nov-98
1MONTH              A              rdwilkes            #         02-Nov-98
1MONTH              A              thomasid            #         02-Nov-98
1MONTH              A              leggett             #         04-Nov-98
1MONTH              A              mikeew              #         04-Nov-98
1MONTH              A              hfrost              #         04-Nov-98
1MONTH              A              ccasey              #         04-Nov-98
1MONTH              A              scott               #         04-Nov-98
1MONTH              A              mmsch               #         04-Nov-98
1MONTH              A              donnea              #         04-Nov-98
1MONTH              A              wowstern            #         04-Nov-98
1MONTH              A              daveedo             #         04-Nov-98
1MONTH              A              rslaska                       04-Nov-98
1MONTH              A              angler              #         04-Nov-98           USED 4TH FOR CLOSING
1MONTH              A              bandw               #         05-Nov-98
1MONTH              A              alborn              #         05-Nov-98
1MONTH              A              benardjoh           #         05-Nov-98
1MONTH              A              mewheeler           #         05-Nov-98
1MONTH              A              toadfang            #         05-Nov-98
1MONTH              A              agarcia             #         05-Nov-98
1MONTH              A              patti               #         05-Nov-98
1MONTH              A              cpoling             #         05-Nov-98


1MONTH              A              artdeco             #         06-Nov-98
1MONTH              A              twb                 #         06-Nov-98
1MONTH              A              randy               #         06-Nov-98
1MONTH              A              ghschame            #         06-Nov-98
1MONTH              A              papagos             #         06-Nov-98
1MONTH              A              rumiku              #         06-Nov-98
1MONTH              A              garye               #         06-Nov-98
1MONTH              A              ane1                #         06-Nov-98
1MONTH              A              mcclelland          #         06-Nov-98
1MONTH              A              edsteele            #         06-Nov-98
1MONTH              A              dwyngarde           #         06-Nov-98
1MONTH              A              farsighted          #         06-Nov-98
1MONTH              A              sharyn              #         07-Nov-98
1MONTH              A              ricks               #         07-Nov-98
1MONTH              A              izink               #         07-Nov-98
1MONTH              A              syamanak            #         07-Nov-98
1MONTH              A              levelwind           #         07-Nov-98
1MONTH              A              tdil                #         07-Nov-98
1MONTH              A              conlap              #         07-Nov-98
1MONTH              A              jjjohnson           #         08-Nov-98
1MONTH              A              noeinancy           #         08-Nov-98
1MONTH              A              terpat              #         08-Nov-98
1MONTH              A              roxy                #         08-Nov-98
1MONTH              A              egnaro1             #         08-Nov-98
1MONTH              A              suems               #         08-Nov-98
1MONTH              A              bolenrifix          #         09-Nov-98
1MONTH              A              ppbe                #         09-Nov-98
1MONTH              A              lobot               #         09-Nov-98
1MONTH              A              nancyn              #         09-Nov-98
1MONTH              A              twistedeye          #         09-Nov-98
1MONTH              A              classylady          #         09-Nov-98
1MONTH              A              pugg                #         09-Nov-98
1MONTH              A              tarnen              #         09-Nov-98
1MONTH              A              gypsymac            #         09-Nov-98
1MONTH              A              mustang5            #         10-Nov-98
1MONTH              A              nstew               #         10-Nov-98           $176.30
1MONTH              A              yokitedude          #         11-Nov-98
1MONTH              A              bodene              #         11-Nov-98
1MONTH              A              rowe                #         11-Nov-98
1MONTH              A              laugh               #         11-Nov-98
1MONTH              A              stevefitz           #         11-Nov-98
1MONTH              A              loghomes            #         11-Nov-98
1MONTH              A              fishfamily          #         11-Nov-98
1MONTH              A              ckittel             #         11-Nov-98
1MONTH              A              rlbanes             #         11-Nov-98
1MONTH              A              townsend            #         11-Nov-98
1MONTH              A              vgreen              #         12-Nov-98
1MONTH              A              kandu               #         12-Nov-98
1MONTH              A              erikreb             #         12-Nov-98
1MONTH              A              nicole              #         12-Nov-98
1MONTH              A              whitefish           #         12-Nov-98
1MONTH              A              bruce               #         12-Nov-98


1MONTH              A              martinsor           #         12-Nov-98
1MONTH              A              romper              #         12-Nov-98
1MONTH              A              hayots              #         12-Nov-98
1MONTH              A              crab                #         12-Nov-98
1MONTH              A              dancowie            #         13-Nov-98
1MONTH              A              jonh                #         13-Nov-98
1MONTH              A              scienceda           #         13-Nov-98
1MONTH              A              wenonah             #         13-Nov-98
1MONTH              A              rwinters            #         13-Nov-98
1MONTH              A              shirl               #         13-Nov-98
1MONTH              A              pianodr             #         14-Nov-98
1MONTH              A              ocean987            #         14-Nov-98
1MONTH              A              eldercare           #         14-Nov-98
1MONTH              A              moxie               #         14-Nov-98
1MONTH              A              cummings            #         14-Nov-98
1MONTH              A              greta               #         14-Nov-98
1MONTH              A              lizard              #         14-Nov-98
1MONTH              A              bckirk              #         14-Nov-98
1MONTH              A              tonjerf             #         14-Nov-98
1MONTH              A              retire              #         14-Nov-98
1MONTH              A              Bearetal            #         15-Nov-98
1MONTH              A              rclark              #         15-Nov-98
1MONTH              A              entragian           #         15-Nov-98
1MONTH              A              ser                 #         16-Nov-98
1MONTH              A              walane              #         16-Nov-98
1MONTH              A              dvdlr               #         16-Nov-98
1MONTH              A              dockins             #         16-Nov-98
1MONTH              A              rowecapla           #         16-Nov-98
1MONTH              A              sugar               #         16-Nov-98
1MONTH              A              oregonfor1          #         16-Nov-98
1MONTH              A              flockm              #         16-Nov-98
1MONTH              A              beachdude           #         16-Nov-98
1MONTH              A              scrawford           #         16-Nov-98
1MONTH              A              trego               #         17-Nov-98
1MONTH              A              rogerhart           #         17-Nov-98
1MONTH              A              ynot                #         17-Nov-98
1MONTH              A              ls&jess             #         17-Nov-98
1MONTH              A              rdprest             #         17-Nov-98
1MONTH              A              moonlight           #         17-Nov-98
1MONTH              A              fudget              #         17-Nov-98
1MONTH              A              misskitty           #         17-Nov-98
1MONTH              A              noniondam           #         17-Nov-98
1MONTH              A              tower               #         18-Nov-98
1MONTH              A              bmcrobert           #         18-Nov-98
1MONTH              A              wilby               #         18-Nov-98
1MONTH              A              mnv                 #         18-Nov-98
1MONTH              A              erasmusse           #         18-Nov-98
1MONTH              A              eraso               #         18-Nov-98
1MONTH              A              scorpio             #         18-Nov-98
1MONTH              A              rose                #         18-Nov-98
1MONTH              A              keeshond            #         18-Nov-98
1MONTH              A              doug                #         18-Nov-98


1MONTH              A              love                #         18-Nov-98
1MONTH              A              sharbuck            #         19-Nov-98
1MONTH              A              pready              #         19-Nov-98
1MONTH              A              phardman            #         19-Nov-98
1MONTH              A              timkline            #         19-Nov-98
1MONTH              A              jennifer            #         19-Nov-98
1MONTH              A              arbo                #         19-Nov-98             $922.50
                                                                                     ---------
                                   Total                                             $1,098.80


3MONTH              A              jimdavis            #         20-Oct-98
3MONTH              A              hausgalry           #         26-Oct-98
3MONTH              A              silver              #         21-Oct-98
3MONTH              A              hsmith              #         21-Oct-98
3MONTH              A              l&bscott                      22-Oct-98
3MONTH              A              samo                #         22-Oct-98
3MONTH              A              trudy               #         23-Oct-98
3MONTH              A              motherhen           #         24-Oct-98
3MONTH              A              cneon               #         25-Oct-98
3MONTH              A              rasmith             #         26-Oct-98
3MONTH              A              pierpoint7          #         26-Oct-98
3MONTH              A              annamarie                     26-Oct-98
3MONTH              A              sgevans                       26-Oct-98
3MONTH              A              memmott             #         27-Oct-98
3MONTH              A              oki_or              #         27-Oct-98
3MONTH              A              jumpcomp                      27-Oct-98
3MONTH              A              coach               #         28-Oct-98
3MONTH              A              jiramber            #         28-Oct-98
3MONTH              A              johnwilent                    29-Oct-98
3MONTH              A              rbeckham            #         30-Oct-98
3MONTH              A              dkcushman           #         30-Oct-98
3MONTH              A              brendan             #         30-Oct-98           TAKEN OUT IN AGING
3MONTH              A              murphy              #         01-Nov-98
3MONTH              A              jellison            #         01-Nov-98
3MONTH              A              holloway            #         01-Nov-98
3MONTH              A              livingston                    01-Nov-98
3MONTH              A              donelson            #         01-Nov-98
3MONTH              A              stryon              #         02-Nov-98
3MONTH              A              wayneriggs                    02-Nov-98
3MONTH              A              bobander                      02-Nov-98
3MONTH              A              bwall                         02-Nov-98
3MONTH              A              linda                         02-Nov-98
3MONTH              A              jtyler              #         03-Nov-98
3MONTH              A              sherril                       03-Nov-98
3MONTH              A              terryawhile         #         03-Nov-98
3MONTH              A              simone              #         04-Nov-98
3MONTH              A              scotty              #         04-Nov-98           USED 4TH FOR CLOSING
3MONTH              A              linders                       05-Nov-98
3MONTH              A              ludon               #         05-Nov-98
3MONTH              A              rcman               #         05-Nov-98
3MONTH              A              carolmikey          #         05-Nov-98
3MONTH              A              doyle                         05-Nov-98
3MONTH              A              mocii               #         06-Nov-98
3MONTH              A              philips             #         07-Nov-98
3MONTH              A              casey               #         07-Nov-98
3MONTH              A              floyd               #         07-Nov-98
3MONTH              A              whisler             #         07-Nov-98
3MONTH              A              km803               #         09-Nov-98
3MONTH              A              highlander                    09-Nov-98
3MONTH              A              sneakers            #         09-Nov-98
3MONTH              A              paceweste                     09-Nov-98
3MONTH              A              jrehfuss            #         10-Nov-98           $53.25


3MONTH              A              kengreen                      11-Nov-98
3MONTH              A              jeyok               #         11-Nov-98
3MONTH              A              rpelletier          #         11-Nov-98
3MONTH              A              jjohnson            #         11-Nov-98
3MONTH              A              dhromney            #         12-Nov-98
3MONTH              A              edstroem            #         12-Nov-98
3MONTH              A              colmeg              #         12-Nov-98
3MONTH              A              paul                #         13-Nov-98
3MONTH              A              willowisp           #         13-Nov-98
3MONTH              A              dvgood              #         13-Nov-98
3MONTH              A              sjwconst            #         14-Nov-98
3MONTH              A              efarms              #         14-Nov-98
3MONTH              A              bparks              #         15-Nov-98
3MONTH              A              dasey1              #         15-Nov-98
3MONTH              A              mtopper             #         15-Nov-98
3MONTH              A              gschamp             #         15-Nov-98
3MONTH              A              rufus               #         15-Nov-98
3MONTH              A              aces                          16-Nov-98
3MONTH              A              ladyl               #         16-Nov-98
3MONTH              A              gypsy               #         16-Nov-98
3MONTH              A              jrose               #         18-Nov-98
3MONTH              A              susan               #         18-Nov-98
3MONTH              A              wallygold           #         18-Nov-98
3MONTH              A              bshanks             #         19-Nov-98
3MONTH              A              gross               #         19-Nov-98
3MONTH              A              matteo                        19-Nov-98
3MONTH              A              lindarob                      20-Nov-98
3MONTH              A              chosenmusic                   20-Nov-98
3MONTH              A              jkleinman                     20-Nov-98
3MONTH              A              sly                 #         20-Nov-98
3MONTH              A              milimom             #         21-Nov-98
3MONTH              A              patrick                       21-Nov-98           $340.80
3MONTH              A              renwright           #         22-Nov-98
3MONTH              A              sanlee                        23-Nov-98
3MONTH              A              mikeperri                     23-Nov-98
3MONTH              A              lumpyphish          #         23-Nov-98
3MONTH              A              abbas               #         23-Nov-98
3MONTH              A              b541                #         24-Nov-98
3MONTH              A              johnhacker          #         24-Nov-98
3MONTH              A              rjklish             #         25-Nov-98
3MONTH              A              byus                #         25-Nov-98
3MONTH              A              dollyn              #         25-Nov-98
3MONTH              A              alpine              #         25-Nov-98
3MONTH              A              concept             #         26-Nov-98
3MONTH              A              sndhagan            #         27-Nov-98
3MONTH              A              larbear             #         27-Nov-98
3MONTH              A              westlind            #         27-Nov-98
3MONTH              A              cgates              #         27-Nov-98
3MONTH              A              trish               #         28-Nov-98
3MONTH              A              mlzumkley           #         30-Nov-98
3MONTH              A              fevans              #         30-Nov-98


3MONTH              A              patricia            #         30-Nov-98
3MONTH              A              dvero366            #         30-Nov-98           $372.75
3MONTH              A              heronhill           #         01-Dec-98
3MONTH              A              wrenchn             #         01-Dec-98
3MONTH              A              tweetybird          #         01-Dec-98
3MONTH              A              krow                #         01-Dec-98
3MONTH              A              westwind                      01-Dec-98
3MONTH              A              florences           #         02-Dec-98
3MONTH              A              thigpen             #         02-Dec-98
3MONTH              A              paradise            #         02-Dec-98
3MONTH              A              bjorn               #         03-Dec-98
3MONTH              A              tcimedia            #         03-Dec-98
3MONTH              A              natel               #         03-Dec-98
3MONTH              A              blue                #         05-Dec-98
3MONTH              A              hammon              #         05-Dec-98
3MONTH              A              dmrude                        06-Dec-98
3MONTH              A              gap                           06-Dec-98
3MONTH              A              tamara              #         07-Dec-98
3MONTH              A              jeanieh             #         08-Dec-98
3MONTH              A              dart22                        08-Dec-98
3MONTH              A              weitschat                     08-Dec-98
3MONTH              A              sayhees             #         09-Dec-98
3MONTH              A              rguenot             #         09-Dec-98
3MONTH              A              Jerrold             #         09-Dec-98
3MONTH              A              opa                 #         09-Dec-98
3MONTH              A              jayne               #         10-Dec-98
3MONTH              A              cadlover            #         10-Dec-98
3MONTH              A              woodnhart           #         10-Dec-98           $646.10
3MONTH              A              wbphillips          #         11-Dec-98
3MONTH              A              clayman             #         11-Dec-98
3MONTH              A              dozer               #         11-Dec-98
3MONTH              A              landmark            #         11-Dec-98
3MONTH              A              jellyman            #         11-Dec-98
3MONTH              A              npthaskell          #         12-Dec-98
3MONTH              A              1sgmacrowe          #         12-Dec-98
3MONTH              A              mathfam             #         12-Dec-98
3MONTH              A              ammohr                        14-Dec-98
3MONTH              A              wyldeangel                    14-Dec-98
3MONTH              A              lwagner                       14-Dec-98
3MONTH              A              krbjta                        14-Dec-98
3MONTH              A              embley              #         15-Dec-98
3MONTH              A              cwilson             #         15-Dec-98
3MONTH              A              sicklerf            #         17-Dec-98
3MONTH              A              cliff               #         18-Dec-98
3MONTH              A              uslankard           #         18-Dec-98
3MONTH              A              mona                #         18-Dec-98
3MONTH              A              johneyd             #         18-Dec-98
3MONTH              A              lorimor             #         19-Dec-98
3MONTH              A              dharris                       20-Dec-98
3MONTH              A              westgraph           #         21-Dec-98
3MONTH              A              lvhpark             #         21-Dec-98


3MONTH              A              branford            #         21-Dec-98
3MONTH              A              donmax1             #         21-Dec-98             $798.75
3MONTH              A              lomaneal            #         22-Dec-98
3MONTH              A              zandora             #         22-Dec-98
3MONTH              A              pekearn             #         22-Dec-98
3MONTH              A              nicey               #         22-Dec-98
3MONTH              A              cbeall              #         22-Dec-98
3MONTH              A              rbenfield           #         23-Dec-98
3MONTH              A              ballsofire                    23-Dec-98
3MONTH              A              rwellerj                      23-Dec-98
3MONTH              A              playing                       23-Dec-98
3MONTH              A              pbearden            #         24-Dec-98
3MONTH              A              murrsea             #         24-Dec-98
3MONTH              A              horrocks            #         25-Dec-98
3MONTH              A              kolbe               #         25-Dec-98
3MONTH              A              kwiktime            #         25-Dec-98
3MONTH              A              icsinc              #         25-Dec-98
3MONTH              A              mggd                #         25-Dec-98
3MONTH              A              morford             #         25-Dec-98
3MONTH              A              jafoxy              #         25-Dec-98
3MONTH              A              gmt                 #         25-Dec-98
3MONTH              A              Bacon               #         25-Dec-98
3MONTH              A              witzig                        25-Dec-98
3MONTH              A              mdean               #         27-Dec-98
3MONTH              A              depoebay                      27-Dec-98
3MONTH              A              frasers                       27-Dec-98
3MONTH              A              nanfitz             #         28-Dec-98
3MONTH              A              chakakhan           #         28-Dec-98
3MONTH              A              freud               #         28-Dec-98
3MONTH              A              savage              #         28-Dec-98
3MONTH              A              nancy               #         28-Dec-98
3MONTH              A              stevecole           #         30-Dec-98
3MONTH              A              griggs              #         30-Dec-98
3MONTH              A              samspaniel          #         30-Dec-98           $1,249.60
3MONTH              A              tana                #         01-Jan-99
3MONTH              A              PSU                 #         01-Jan-99
3MONTH              A              dennistina          #         01-Jan-99
3MONTH              A              jessie              #         01-Jan-99
3MONTH              A              jzafforoni                    01-Jan-99
3MONTH              A              winnie              #         01-Jan-99
3MONTH              A              dblake                        01-Jan-99
3MONTH              A              bjbaby              #         02-Jan-99
3MONTH              A              damfino             #         03-Jan-99
3MONTH              A              dorman              #         03-Jan-99
3MONTH              A              gentzkow                      04-Jan-99
3MONTH              A              cookies                       04-Jan-99
3MONTH              A              kick                #         05-Jan-99
3MONTH              A              haldar              #         05-Jan-99
3MONTH              A              rwstum              #         05-Jan-99
3MONTH              A              equade              #         05-Jan-99
3MONTH              A              rdnnash             #         05-Jan-99
3MONTH              A              nodoubt             #         06-Jan-99


3MONTH              A              ellis               #         06-Jan-99
3MONTH              A              amyritchie          #         06-Jan-99
3MONTH              A              villaverdi          #         06-Jan-99
3MONTH              A              cbend               #         06-Jan-99
3MONTH              A              billandnan          #         06-Jan-99
3MONTH              A              jvle                #         06-Jan-99
3MONTH              A              5beachbums          #         06-Jan-99
3MONTH              A              hansondk            #         06-Jan-99
3MONTH              A              maisasian           #         07-Jan-99
3MONTH              A              sassy               #         07-Jan-99
3MONTH              A              arubajohn           #         07-Jan-99
3MONTH              A              reikokai                      07-Jan-99
3MONTH              A              gmiller             #         08-Jan-99
3MONTH              A              joeg                #         08-Jan-99
3MONTH              A              cjdetails           #         08-Jan-99
3MONTH              A              mondo               #         09-Jan-99
3MONTH              A              keesee              #         09-Jan-99
3MONTH              A              misty               #         09-Jan-99
3MONTH              A              reybar              #         10-Jan-99           $1,707.55
3MONTH              A              leanne1             #         12-Jan-99
3MONTH              A              mcdonald            #         12-Jan-99
3MONTH              A              susank              #         12-Jan-99
3MONTH              A              drifter             #         13-Jan-99
3MONTH              A              wagner              #         13-Jan-99
3MONTH              A              paul                #         13-Jan-99
3MONTH              A              agilchrist          #         13-Jan-99
3MONTH              A              sadie                         13-Jan-99
3MONTH              A              noelmno                       13-Jan-99
3MONTH              A              daveh               #         14-Jan-99
3MONTH              A              ryding              #         14-Jan-99
3MONTH              A              baucom              #         15-Jan-99
3MONTH              A              unicom              #         15-Jan-99
3MONTH              A              pinto               #         15-Jan-99
3MONTH              A              bensons             #         15-Jan-99
3MONTH              A              eyecare             #         15-Jan-99
3MONTH              A              bevbailey           #         16-Jan-99
3MONTH              A              kpeterson           #         16-Jan-99
3MONTH              A              maija               #         16-Jan-99
3MONTH              A              cloudchsr           #         18-Jan-99
3MONTH              A              rabi                #         18-Jan-99
3MONTH              A              rxr                           18-Jan-99
3MONTH              A              james                         19-Jan-99
3MONTH              A              tom2cu              #         19-Jan-99
3MONTH              A              hpaul               #         19-Jan-99
3MONTH              A              tweekyrain          #         19-Jan-99
3MONTH              A              philce              #         19-Jan-99
3MONTH              A              marcor              #         19-Jan-99
3MONTH              A              prussell            #         19-Jan-99
3MONTH              A              harner              #         19-Jan-99           $1,597.50
                                                                                     ---------
                                   Total                                             $6,766.30


6MONTH              A              marquis                       20-Oct-98
6MONTH              A              s&wrlest                      21-Oct-98
6MONTH              A              security                      22-Oct-98
6MONTH              A              waveform                      23-Oct-98
6MONTH              A              nick                          24-Oct-98
6MONTH              A              masterpiec                    25-Oct-98
6MONTH              A              les                           25-Oct-98
6MONTH              A              bill                #         25-Oct-98
6MONTH              A              jannello                      27-Oct-98
6MONTH              A              ybf                           27-Oct-98
6MONTH              A              ninedown            #         27-Oct-98
6MONTH              A              droberts            #         27-Oct-98           TAKEN OUT IN AGING
6MONTH              A              brett               #         02-Nov-98
6MONTH              A              dimorford           #         03-Nov-98
6MONTH              A              seahag                        04-Nov-98           USED 4TH FOR CLOSING
6MONTH              A              debbiej                       07-Nov-98
6MONTH              A              sockeye                       07-Nov-98
6MONTH              A              ekrsbch             #         09-Nov-98
6MONTH              A              lou                           10-Nov-98
6MONTH              A              dodjim              #         10-Nov-98            $17.00
6MONTH              A              gvarner                       12-Nov-98
6MONTH              A              srfpd               #         14-Nov-98
6MONTH              A              saxons              #         15-Nov-98
6MONTH              A              thissell                      17-Nov-98
6MONTH              A              randyl                        19-Nov-98
6MONTH              A              ship                          21-Nov-98            $61.20
6MONTH              A              bank                #         22-Nov-98
6MONTH              A              rickkiwanda                   23-Nov-98
6MONTH              A              gleneden            #         23-Nov-98
6MONTH              A              inkyb               #         24-Nov-98
6MONTH              A              meal                          26-Nov-98
6MONTH              A              tomnordyke                    26-Nov-98
6MONTH              A              dont                          27-Nov-98
6MONTH              A              arctic              #         30-Nov-98           $136.00
6MONTH              A              tommoe                        01-Dec-98
6MONTH              A              thekeiths           #         01-Dec-98
6MONTH              A              mcoastath                     02-Dec-98
6MONTH              A              mckern              #         05-Dec-98
6MONTH              A              kc7cp               #         05-Dec-98
6MONTH              A              oftecorp            #         08-Dec-98
6MONTH              A              jburke              #         09-Dec-98           $166.60
6MONTH              A              horizon                       14-Dec-98
6MONTH              A              jlrauch             #         14-Dec-98
6MONTH              A              lefthanded          #         18-Dec-98            $91.80
6MONTH              A              medwards            #         23-Dec-98
6MONTH              A              macknox             #         25-Dec-98
6MONTH              A              mountstate                    28-Dec-98
6MONTH              A              santanor                      30-Dec-98
6MONTH              A              richards            #         30-Dec-98
6MONTH              A              cvcf                          30-Dec-98
6MONTH              A              emishey             #         31-Dec-98           $261.80
6MONTH              A              ccnewport           #         02-Jan-99


6MONTH              A              leelyon             #         02-Jan-99
6MONTH              A              jramey              #         03-Jan-99
6MONTH              A              gpcjstan                      06-Jan-99
6MONTH              A              joyce               #         09-Jan-99
6MONTH              A              lindacline          #         10-Jan-99           $265.20
6MONTH              A              stante                        14-Jan-99
6MONTH              A              mistam              #         15-Jan-99
6MONTH              A              moby                #         17-Jan-99
6MONTH              A              freddy              #         18-Jan-99
6MONTH              A              throttle            #         19-Jan-99           $255.00
6MONTH              A              rick                          26-Jan-99
6MONTH              A              willeymcw           #         27-Jan-99
6MONTH              A              cjanam              #         27-Jan-99
6MONTH              A              nasef                         28-Jan-99
6MONTH              A              randall             #         28-Jan-99
6MONTH              A              jfo                           28-Jan-99
6MONTH              A              crfield             #         28-Jan-99
6MONTH              A              langley             #         29-Jan-99           $462.40
6MONTH              A              doughebob           #         07-Feb-99
6MONTH              A              jamesk              #         07-Feb-99
6MONTH              A              kjones              #         08-Feb-99
6MONTH              A              kuinak                        09-Feb-99           $258.40
6MONTH              A              cindy                         11-Feb-99
6MONTH              A              fcox                #         13-Feb-99
6MONTH              A              jerg                #         15-Feb-99
6MONTH              A              vezina                        16-Feb-99
6MONTH              A              marj                          16-Feb-99
6MONTH              A              billm               #         18-Feb-99
6MONTH              A              hensley             #         18-Feb-99
6MONTH              A              mjbrown                       18-Feb-99           $571.20
6MONTH              A              wallyw              #         23-Feb-99
6MONTH              A              borngasser                    23-Feb-99
6MONTH              A              jbryce              #         27-Feb-99
6MONTH              A              bikeshop            #         27-Feb-99
6MONTH              A              alcocer             #         27-Feb-99
6MONTH              A              im4beaches          #         27-Feb-99
6MONTH              A              ronan               #         27-Feb-99           $547.40
6MONTH              A              markclay            #         01-Mar-99
6MONTH              A              pparashak           #         02-Mar-99
6MONTH              A              opal                          08-Mar-99
6MONTH              A              windltj             #         10-Mar-99
6MONTH              A              fridericus          #         10-Mar-99           $425.00
6MONTH              A              lgoetz                        12-Mar-99
6MONTH              A              janet               #         13-Mar-99
6MONTH              A              paperchase          #         14-Mar-99
6MONTH              A              242swe              #         15-Mar-99
6MONTH              A              diannehall          #         16-Mar-99
6MONTH              A              dunsdon             #         21-Mar-99           $550.80
6MONTH              A              nerka               #         22-Mar-99
6MONTH              A              computergod         #         24-Mar-99
6MONTH              A              palmermark          #         24-Mar-99
6MONTH              A              gpeter              #         24-Mar-99


6MONTH              A              sugarbear                     27-Mar-99
6MONTH              A              kempton                       27-Mar-99
6MONTH              A              ckbower                       27-Mar-99
6MONTH              A              orcap               #         30-Mar-99
6MONTH              A              doreen              #         30-Mar-99
6MONTH              A              ldanna              #         31-Mar-99             $986.00
6MONTH              A              kg1                 #         01-Apr-99
6MONTH              A              paintman            #         02-Apr-99
6MONTH              A              bassman                       04-Apr-99
6MONTH              A              dskwmm              #         05-Apr-99
6MONTH              A              flick               #         05-Apr-99
6MONTH              A              gasterrett          #         06-Apr-99
6MONTH              A              safeyacht                     06-Apr-99
6MONTH              A              rsmjjp                        07-Apr-99
6MONTH              A              janetg              #         07-Apr-99             $948.60
6MONTH              A              greatscott          #         11-Apr-99
6MONTH              A              kott409             #         12-Apr-99
6MONTH              A              djflowers           #         19-Apr-99            $336.60
                                                                                     --------
                                   Total                                             $6,341.00


1YEAR               A              tigger                        21-Oct-98
1YEAR               A              hampton                       22-Oct-98
1YEAR               A              steele                        24-Oct-98
1YEAR               A              keng                          24-Oct-98
1YEAR               A              facmsc                        30-Oct-98           TAKEN OUT IN AGING
1YEAR               A              gsal                #         01-Nov-98
1YEAR               A              jrobles             #         03-Nov-98           USED 4TH FOR CLOSING
1YEAR               A              kxflyer             #         16-Nov-98
1YEAR               A              ryno                          17-Nov-98
1YEAR               A              onspot              #         20-Nov-98            $18.30
1YEAR               A              stevek                        24-Nov-98
1YEAR               A              bartstrev                     24-Nov-98            $24.40
1YEAR               A              hannah              #         05-Dec-98
1YEAR               A              lois                #         06-Dec-98
1YEAR               A              michaels            #         06-Dec-98
1YEAR               A              strom                         09-Dec-98            $73.20
1YEAR               A              nwptnaz                       11-Dec-98
1YEAR               A              hart                          11-Dec-98
1YEAR               A              marym                         14-Dec-98
1YEAR               A              hartwell                      15-Dec-98
1YEAR               A              sowbelly            #         17-Dec-98
1YEAR               A              inclan              #         18-Dec-98
1YEAR               A              rwaddell                      21-Dec-98           $170.80
1YEAR               A              sparky              #         22-Dec-98
1YEAR               A              suttonfld           #         22-Dec-98
1YEAR               A              khenarie            #         24-Dec-98
1YEAR               A              jenni               #         24-Dec-98
1YEAR               A              wmgeneral           #         24-Dec-98
1YEAR               A              donlorisies                   25-Dec-98
1YEAR               A              jerry               #         30-Dec-98
1YEAR               A              traveler                      30-Dec-98           $244.00
1YEAR               A              wood                #         01-Jan-99
1YEAR               A              april               #         01-Jan-99
1YEAR               A              macz                #         01-Jan-99
1YEAR               A              butch               #         01-Jan-99
1YEAR               A              lcfs                          02-Jan-99
1YEAR               A              rene                          04-Jan-99
1YEAR               A              sea37                         06-Jan-99
1YEAR               A              huguley                       08-Jan-99
1YEAR               A              alanbrown                     08-Jan-99
1YEAR               A              bholt               #         08-Jan-99
1YEAR               A              martie              #         10-Jan-99
1YEAR               A              blkrause            #         10-Jan-99           $439.20
1YEAR               A              parks               #         12-Jan-99
1YEAR               A              weaver                        12-Jan-99
1YEAR               A              marshm              #         12-Jan-99
1YEAR               A              meyn                #         12-Jan-99
1YEAR               A              ddahl                         14-Jan-99
1YEAR               A              tadbrown            #         14-Jan-99
1YEAR               A              loisc               #         17-Jan-99
1YEAR               A              cuckoo              #         17-Jan-99
1YEAR               A              ronjoanstuhr                  19-Jan-99

1YEAR               A              SEALROCK1                     19-Jan-99
1YEAR               A              ccim                          19-Jan-99
1YEAR               A              sundesigns     #              19-Jan-99
1YEAR               A              gerlj          #              19-Jan-99
IYEAR               A              vipaddress     #              20-Jan-99      $597.80
1YEAR               A              jwgroshong     #              24-Jan-99
1YEAR               A              contact        #              24-Jan-99       $97.60
1YEAR               A              bbirch                        05-Feb-99
1YEAR               A              j&leefouts                    05-Feb-99
1YEAR               A              murconfan      #              05-Feb-99
1YEAR               A              pelican                       06-Feb-99
1YEAR               A              brewdawg                      08-Feb-99
1YEAR               A              noboysyet                     09-Feb-99
1YEAR               A              ccupcake                      09-Feb-99
1YEAR               A              BOHCOH                        09-Feb-99      $439.20
1YEAR               A              jcjn                          12-Feb-99
1YEAR               A              dschmit        #              13-Feb-99
1YEAR               A              ron            #              19-Feb-99
1YEAR               A              garphy                        20-Feb-99      $244.00
1YEAR               A              jerlin                        01-Mar-99
1YEAR               A              hilleb                        02-Mar-99
1YEAR               A              tammy                         08-Mar-99
1YEAR               A              wags                          10-Mar-99
1YEAR               A              mrcowboyup                    10-Mar-99      $366.00
1YEAR               A              sailken        #              11-Mar-99
1YEAR               A              dx             #              11-Mar-99
1YEAR               A              seaberg        #              14-Mar-99
1YEAR               A              wolf           #              14-Mar-99
1YEAR               A              dannebridge                   16-Mar-99
1YEAR               A              chaos                         16-Mar-99
1YEAR               A              shecht         #              17-Mar-99      $555.10
1YEAR               A              bruceirvin                    26-Mar-99
1YEAR               A              andyntrena                    26-Mar-99
1YEAR               A              mattlinda                     28-Mar-99
1YEAR               A              steelhead      #              30-Mar-99
1YEAR               A              taboret                       30-Mar-99
1YEAR               A              saxophone                     30-Mar-99
1YEAR               A              rjhamlin       #              31-Mar-99      $597.80
1YEAR               A              alderhouse     #              01-Apr-99
1YEAR               A              woodman        #              05-Apr-99
1YEAR               A              lcpeterson                    07-Apr-99
1YEAR               A              pbrooks                       07-Apr-99
1YEAR               A              icdav                         07-Apr-99
1YEAR               A              7ksatbeach                    08-Apr-99
1YEAR               A              nptdz          #              08-Apr-99
1YEAR               A              jttt                          09-Apr-99      $732.00
1YEAR               A              solarsam       #              11-Apr-99
1YEAR               A              vpumas                        12-Apr-99
1YEAR               A              jrsradoc                      13-Apr-99
1YEAR               A              uhlen                         13-Apr-99
1YEAR               A              debil07                       15-Apr-99
1YEAR               A              wcl7917                       15-Apr-99

1YEAR               A              yaquina        #              15-Apr-99
1YEAR               A              publisher      #              15-Apr-99
1YEAR               A              billbain       #              15-Apr-99      $878.40
1YEAR               A              jmelin                        23-Apr-99
1YEAR               A              ejwarren       #              24-Apr-99
1YEAR               A              raylstock      #              24-Apr-99
1YEAR               A              coltrane       #              29-Apr-99
1YEAR               A              dphibbs                       29-Apr-99      $518.50
1YEAR               A              dogmatix       #              03-May-99
1YEAR               A              dmc                           04-May-99
1YEAR               A              mrsbjc         #              06-May-99
1YEAR               A              pettypiece                    09-May-99      $439.20
1YEAR               A              mandrake                      12-May-99
1YEAR               A              kangiser       #              15-May-99
1YEAR               A              shuflin        #              16-May-99
1YEAR               A              gary           #              17-May-99
1YEAR               A              leoschulz      #              18-May-99
1YEAR               A              johnsavage     #              19-May-99
1YEAR               A              jjensen                       19-May-99
1YEAR               A              bleff                         21-May-99      $927.20
1YEAR               A              kinneyr                       22-May-99
1YEAR               A              elc            #              23-May-99
1YEAR               A              darwin                        24-May-99
1YEAR               A              daru           #              28-May-99
1YEAR               A              bice           #              29-May-99
1YEAR               A              symbols        #              29-May-99      $732.00
1YEAR               A              skg45          #              01-Jun-99
1YEAR               A              weberdale                     02-Jun-99
1YEAR               A              leanne         #              02-Jun-99
1YEAR               A              rehberg                       08-Jun-99
1YEAR               A              dbrucha        #              08-Jun-99
1YEAR               A              didepot                       09-Jun-99      $768.60
1YEAR               A              seareach                      17-Jun-99
1YEAR               A              bcom                          18-Jun-99      $268.40
1YEAR               A              rpeterson      #              25-Jun-99
1YEAR               A              waugh          #              27-Jun-99
1YEAR               A              wtale          #              27-Jun-99
1YEAR               A              lorna          #              27-Jun-99
1YEAR               A              lionel         #              28-Jun-99
1YEAR               A              glukie                        30-Jun-99      $841.80
1YEAR               A              quicksilver    #              01-Jul-99
1YEAR               A              halfcase                      03-Jul-99
1YEAR               A              terry          #              05-Jul-99
1YEAR               A              candace        #              05-Jul-99
1YEAR               A              charvic                       06-Jul-99
1YEAR               A              mos                           06-Jul-99
1YEAR               A              annc                          07-Jul-99
1YEAR               A              captain        #              07-Jul-99
1YEAR               A              gables         #              07-Jul-99
1YEAR               A              xhoop          #              09-Jul-99      $1,464.00
1YEAR               A              jrathbun                      12-Jul-99
1YEAR               A              rolfe          #              18-Jul-99

1YEAR               A              bsaxton        #              19-Jul-99
1YEAR               A              arafel                        21-Jul-99         $610.00
1YEAR               A              emerald        #              22-Jul-99
1YEAR               A              bat2chief                     26-Jul-99
1YEAR               A              fubar                         27-Jul-99
1YEAR               A              moeck                         27-Jul-99
1YEAR               A              srescue                       27-Jul-99
1YEAR               A              red84                         27-Jul-99
1YEAR               A              smallwood                     27-Jul-99
1YEAR               A              cardinal       #              28-Jul-99       $1,268.80
1YEAR               A              raia                          05-Aug-99
1YEAR               A              patkinson      #              05-Aug-99
1YEAR               A              barbart        #              10-Aug-99         $494.10
1YEAR               A              louiszeman                    11-Aug-99
1YEAR               A              faust                         11-Aug-99
1YEAR               A              sadaphelps                    12-Aug-99
1YEAR               A              mkay           #              12-Aug-99
1YEAR               A              mstrick        #              18-Aug-99
1YEAR               A              kwood          #              20-Aug-99
1YEAR               A              dgill          #              20-Aug-99
1YEAR               A              dhgilbert      #              21-Aug-99
1YEAR               A              hollen         #              21-Aug-99       $1,537.20
1YEAR               A              mikejean       #              26-Aug-99
1YEAR               A              plh                           27-Aug-99
1YEAR               A              jharvey        #              30-Aug-99
1YEAR               A              cliph          #              31-Aug-99
1YEAR               A              kshl           #              31-Aug-99         $884.50
1YEAR               A              leighton       #              01-Sep-99
1YEAR               A              eagle          #              05-Sep-99
1YEAR               A              headstand                     08-Sep-99
1YEAR               A              kmclauth                      08-Sep-99
1YEAR               A              seagull                       10-Sep-99         $915.00
1YEAR               A              johansen       #              19-Sep-99         $189.10
1YEAR               A              poolsidej                     27-Sep-99
1YEAR               A              annmaxwell     #              29-Sep-99         $390.40
1YEAR               A              bobhunt        #              12-Oct-99
1YEAR               A              netts                         13-Oct-99
1YEAR               A              aztec                         13-Oct-99
1YEAR               A              jimcee         #              13-Oct-99
1YEAR               A              dlgwynn                       13-Oct-99
1YEAR               A              davison        #              14-Oct-99
1YEAR               A              jokey          #              15-Oct-99
1YEAR               A              oregonbook     #              19-Oct-99       $1,610.40

                                   Total                                        $19,337.00

1YEAR               A              tigger                        21-Oct-98
1YEAR               A              hampton                       22-Oct-98
1YEAR               A              steele                        24-Oct-98
1YEAR               A              keng                          24-Oct-98
1YEAR               A              facmsc                        30-Oct-98      TAKEN OUT IN AGING
1YEAR               A              gsal           #              01-Nov-98
1YEAR               A              jrobles        #              03-Nov-98      USED 4TH FOR CLOSING
1YEAR               A              kxflyer        #              16-Nov-98
1YEAR               A              ryno                          17-Nov-98
1YEAR               A              onspot         #              20-Nov-98         $18.30
1YEAR               A              stevek                        24-Nov-98
1YEAR               A              bartstrev                     24-Nov-98         $24.40
1YEAR               A              hannah         #              05-Dec-98
1YEAR               A              lois           #              06-Dec-98
1YEAR               A              michaels       #              06-Dec-98
1YEAR               A              strom                         09-Dec-98         $73.20
1YEAR               A              nwptnaz                       11-Dec-98
1YEAR               A              hart                          11-Dec-98
1YEAR               A              marym                         14-Dec-98
1YEAR               A              hartwell                      15-Dec-98
1YEAR               A              sowbelly       #              17-Dec-98
1YEAR               A              inclan         #              18-Dec-98
1YEAR               A              rwaddell                      21-Dec-98         $170.80
1YEAR               A              sparky         #              22-Dec-98
1YEAR               A              suttonfld      #              22-Dec-98
1YEAR               A              khenarie       #              24-Dec-98
1YEAR               A              jenni          #              24-Dec-98
1YEAR               A              wmgeneral      #              24-Dec-98
1YEAR               A              donlorisies                   25-Dec-98
1YEAR               A              jerry          #              30-Dec-98
1YEAR               A              traveler                      30-Dec-98         $244.00
1YEAR               A              wood           #              01-Jan-99
1YEAR               A              april          #              01-Jan-99
1YEAR               A              macz           #              01-Jan-99
1YEAR               A              butch          #              01-Jan-99
1YEAR               A              lcfs                          02-Jan-99
1YEAR               A              rene                          04-Jan-99
1YEAR               A              sea37                         06-Jan-99
1YEAR               A              huguley                       08-Jan-99
1YEAR               A              alanbrown                     08-Jan-99
1YEAR               A              bholt          #              08-Jan-99
1YEAR               A              martie         #              10-Jan-99
1YEAR               A              blkrause       #              10-Jan-99         $439.20
1YEAR               A              parks          #              12-Jan-99
1YEAR               A              weaver                        12-Jan-99
1YEAR               A              marshm         #              12-Jan-99
1YEAR               A              meyn           #              12-Jan-99
1YEAR               A              ddahl                         14-Jan-99
1YEAR               A              tadbrown       #              14-Jan-99
1YEAR               A              loisc          #              17-Jan-99
1YEAR               A              cuckoo         #              17-Jan-99
1YEAR               A              ronjoanstuhr                  19-Jan-99

1YEAR               A              SEALROCK1                     19-Jan-99
1YEAR               A              ccim                          19-Jan-99
1YEAR               A              sundesigns     #              19-Jan-99
1YEAR               A              gerlj          #              19-Jan-99
1YEAR               A              vipaddress     #              20-Jan-99         $597.80
1YEAR               A              jwgroshong     #              24-Jan-99
1YEAR               A              contact        #              24-Jan-99          $97.60
1YEAR               A              bbirch                        05-Feb-99
1YEAR               A              j&leefouts                    05-Feb-99
1YEAR               A              murconfan      #              05-Feb-99
1YEAR               A              pelican                       06-Feb-99
1YEAR               A              brewdawg                      08-Feb-99
1YEAR               A              noboysyet                     09-Feb-99
1YEAR               A              ccupcake                      09-Feb-99
1YEAR               A              BOHCOH                        09-Feb-99         $439.20
1YEAR               A              jcjn                          12-Feb-99
1YEAR               A              dschmit        #              13-Feb-99
1YEAR               A              ron            #              19-Feb-99
1YEAR               A              garphy                        20-Feb-99         $244.00
1YEAR               A              jerlin                        01-Mar-99
1YEAR               A              hilleb                        02-Mar-99
1YEAR               A              tammy                         08-Mar-99
1YEAR               A              wags                          10-Mar-99
1YEAR               A              mrcowboyup                    10-Mar-99         $366.00
1YEAR               A              sailken        #              11-Mar-99
1YEAR               A              dx             #              11-Mar-99
1YEAR               A              seaberg        #              14-Mar-99
1YEAR               A              wolf           #              14-Mar-99
1YEAR               A              dannebridge                   16-Mar-99
1YEAR               A              chaos                         16-Mar-99
1YEAR               A              shecht         #              17-Mar-99         $555.10
1YEAR               A              bruceirvin                    26-Mar-99
1YEAR               A              andyntrena                    26-Mar-99
1YEAR               A              mattlinda                     28-Mar-99
1YEAR               A              steelhead      #              30-Mar-99
1YEAR               A              taboret                       30-Mar-99
1YEAR               A              saxophone                     30-Mar-99
1YEAR               A              rjhamlin       #              31-Mar-99         $597.80
1YEAR               A              alderhouse     #              01-Apr-99
1YEAR               A              woodman        #              05-Apr-99
1YEAR               A              lcpeterson                    07-Apr-99
1YEAR               A              pbrooks                       07-Apr-99
1YEAR               A              lcdav                         07-Apr-99
1YEAR               A              7ksatbeach                    08-Apr-99
1YEAR               A              nptdz          #              08-Apr-99
1YEAR               A              jttt                          09-Apr-99         $732.00
1YEAR               A              solarsam       #              11-Apr-99
1YEAR               A              vpumas                        12-Apr-99
1YEAR               A              jrsradoc                      13-Apr-99
1YEAR               A              uhlen                         13-Apr-99
1YEAR               A              debil07                       15-Apr-99
1YEAR               A              wcl7917                       15-Apr-99

1YEAR               A              yaquina        #              15-Apr-99
1YEAR               A              publisher      #              15-Apr-99
1YEAR               A              billbain       #              15-Apr-99         $878.40
1YEAR               A              jmelin                        23-Apr-99
1YEAR               A              ejwarren       #              24-Apr-99
1YEAR               A              raylstock      #              24-Apr-99
1YEAR               A              coltrane       #              29-Apr-99
1YEAR               A              dphibbs                       29-Apr-99         $518.50
1YEAR               A              dogmatix       #              03-May-99
1YEAR               A              dmc                           04-May-99
1YEAR               A              mrsbjc         #              06-May-99
1YEAR               A              pettypiece                    09-May-99         $439.20
1YEAR               A              mandrake                      12-May-99
1YEAR               A              kangiser       #              15-May-99
1YEAR               A              shuflin        #              16 May-99
1YEAR               A              gary           #              17-May-99
1YEAR               A              leoschulz      #              18-May-99
1YEAR               A              johnsavage     #              19-May-99
1YEAR               A              jjensen                       19-May-99
1YEAR               A              bleff                         21-May-99         $927.20
1YEAR               A              kinneyr                       22-May-99
1YEAR               A              elc            #              23-May-99
1YEAR               A              darwin                        24-May-99
1YEAR               A              daru           #              28-May-99
1YEAR               A              bice           #              29-May-99
1YEAR               A              symbols        #              29-May-99         $732.00
1YEAR               A              skg45          #              01-Jun-99
1YEAR               A              weberdale      #              02-Jun-99
1YEAR               A              leanne         #              05-Jun-99
1YEAR               A              rehberg                       08-Jun-99
1YEAR               A              dbrucha        #              08-Jun-99
1YEAR               A              didepot                       09-Jun-99         $768.60
1YEAR               A              seareach                      17-Jun-99
1YEAR               A              bcom                          18-Jun-99         $268.40
1YEAR               A              rpeterson      #              25-Jun-99
1YEAR               A              waugh          #              27-Jun-99
1YEAR               A              wtale          #              27-Jun-99
1YEAR               A              lorna          #              27-Jun-99
1YEAR               A              lionel         #              28-Jun-99
1YEAR               A              glukie                        30-Jun-99         $841.80
1YEAR               A              quicksilver    #              01-Jul-99
1YEAR               A              halfcase                      03-Jul-99
1YEAR               A              terry          #              05-Jul-99
1YEAR               A              candace        #              05-Jul-99
1YEAR               A              charvic                       06-Jul-99
1YEAR               A              mos                           06-Jul-99
1YEAR               A              annc                          07-Jul-99
1YEAR               A              captain        #              07-Jul-99
1YEAR               A              gables         #              07-Jul-99
1YEAR               A              xhoop          #              09-Jul-99       $1,464.00
1YEAR               A              jrathbun                      12-Jul-99
1YEAR               A              rolfe          #              18-Jul-99

1YEAR               A              bsaxton        #              19-Jul-99
1YEAR               A              arafel                        21-Jul-99         $610.00
1YEAR               A              emerald        #              22-Jul-99
1YEAR               A              bat2chief                     26-Jul-99
1YEAR               A              fubar                         27-Jul-99
1YEAR               A              moeck                         27-Jul-99
1YEAR               A              srescue                       27-Jul-99
1YEAR               A              red84                         27-Jul-99
1YEAR               A              smallwood                     27-Jul-99
1YEAR               A              cardinal       #              28-Jul-99       $1,268.80
1YEAR               A              raia                          05-Aug-99
1YEAR               A              patkinson      #              06-Aug-99
1YEAR               A              barbart        #              10-Aug-99         $494.10
1YEAR               A              louiszeman                    11-Aug-99
1YEAR               A              faust                         11-Aug-99
1YEAR               A              sadaphelps                    12-Aug-99
1YEAR               A              mkay           #              12-Aug-99
1YEAR               A              mstrick        #              18-Aug-99
1YEAR               A              kwood          #              20-Aug-99
1YEAR               A              dgill          #              20-Aug-99
1YEAR               A              dhgilbert      #              21-Aug-99
1YEAR               A              hollen         #              21-Aug-99       $1,537.20
1YEAR               A              mikejean       #              26-Aug-99
1YEAR               A              plh                           27-Aug-99
1YEAR               A              jharvey        #              30-Aug-99
1YEAR               A              cliph          #              31-Aug-99
1YEAR               A              kshl           #              31-Aug-99         $884.50
1YEAR               A              leighton       #              01-Sep-99
1YEAR               A              eagle          #              05-Sep-99
1YEAR               A              headstand                     08-Sep-99
1YEAR               A              kmclauth                      08-Sep-99
1YEAR               A              seagull                       10-Sep-99         $915.00
1YEAR               A              johansen       #              19-Sep-99         $189.10
1YEAR               A              poolsidej                     27-Sep-99
1YEAR               A              annmaxwell     #              29-Sep-99         $390.40
1YEAR               A              bobhunt        #              12-Oct-99
1YEAR               A              netts                         13-Oct-99
1YEAR               A              aztec                         13-Oct-99
1YEAR               A              jimcee         #              13-Oct-99
1YEAR               A              dlgwynn                       13-Oct-99
1YEAR               A              davison        #              14-Oct-99
1YEAR               A              jokey          #              15-Oct-99
1YEAR               A              oregonbook     #              19-Oct-99       $1,610.40

                                   Total                                        $19,337.00

1MONTH56            A              bugsy          ##             01-Nov-98
1MONTH56            A              kennison                      04-Nov-98      USED 4TH FOR CLOSING
1MONTH56            A              reaper420      ##             18-Nov-98          $11.50

                    Total                                                           $11.50

3MONTH56            A              epearce        ##             04-Nov-98      USED 4TH FOR CLOSING
3MONTH56            A              tldivis                       15-Nov-98         $104.00
3MONTH56            A              vangie                        10-Dec-98          $26.00
3MONTH56            A              dhesse         ##             16-Dec-98          $31.50
3MONTH56            A              guwop          ##             04-Jan-99
3MONTH56            A              scottc                        05-Jan-99          $72.80

                                   Total                                            $234.30

1YEAR56             A              shimek                        30-Mar-99          $98.40
1YEAR56             A              ssasaki                       17-May-99         $147.60
1YEAR56             A              arakawa        ##             15-Jun-99
1YEAR56             A              jwb                           17-Jun-99
1YEAR56             A              jgurr                         17-Jun-99         $651.90
1YEAR56             A              shamrock                      12-Jul-99         $205.00
1YEAR56             A              coleboys                      08-Sep-99         $246.00

                                   Total                         $1,348.90

                               PROMISSORY NOTE


$47,923.86
                                                               November 6, 1998

     FOR VALUE RECEIVED, ClipperNet Corporation, an Oregon corporation, ("Maker") hereby promises to pay in lawful money of the United States of America, to the order of Daisy Weir, husband and wife, ("Payee") the sum of FORTY SEVEN THOUSAND NINE HUNDRED TWENTY THREE and 86/100 DOLLARS ($47,923.86) payable with interest thereon at the rate of EIGHT PERCENT (8%) per annum from November 7, 1998, until paid, payable in monthly installments of not less than $972.00 with the first payment due on or before December 7, 1998, and like payment on the 7th day of each month thereafter until November 7, 2003, when the balance, if any, including accrued interest shall be fully due and payable. All payments shall be credited first to accrued interest and thereafter to principal.

     SECURITY: This promissory note is secured by all equipment, inventory, accounts receivable, and other assets of Maker pursuant to that certain Security Agreement executed herewith. The terms and conditions of the Asset Purchase Agreement and Security Agreement ("Security Agreement") are hereby incorporated by reference. A default under the terms of the Security Agreement shall be deemed a default of the terms of this promissory note.

     PREPAYMENT: Maker may prepay this note, in whole or in part at any time without penalty. No partial payment shall excuse the payment of installments next coming due.

     ASSIGNMENTS: Maker shall not assign, transfer, convey, alienate or otherwise be divested, voluntarily or involuntarily (excluding the death of Maker), of all or any portion of Maker's interest in this note, the security agreement, or the collateral described in the Security Agreement (except inventory sold in the normal course of business), without the written consent of Payee, which consent by Payee shall not be unreasonably withheld under the circumstances, upon a showing of good financial character of the prospective transferee.

     PLACE OF PAYMENT: All payments due hereunder shall be delivered or mailed to Payee at:

     Oregon Title Insurance Co.
     450 Country Club Rd., Suite 150
     Eugene, OR 97401

or such other place as Payee may designate by written notice of Maker.

     DEFAULT: Maker shall be in default of this promissory note if Maker has failed to make any payment within ten (10) days following the date said payment becomes due, and within ten (10) days written notice from Payee.

     Maker shall also be deemed in default hereof in the event of breach of any of the terms or conditions set forth in the Security Agreement which secures the obligation evidenced by this note, subject to any notice provisions set forth therein, or if Maker at any time becomes insolvent, which,

1 -  Promissory Note
for the purposes of this instrument, shall be defined as having a negative net worth, or no net worth using the book value and standard accounting practices. A default under the terms of the Security Agreement shall constitute a default under the terms of this promissory note. Upon default, Payee shall be entitled to exercise all those remedies provided herein and in the Security Agreement, together with any and all other legal remedies available to Payee under the Uniform Commercial Code and the laws of the State of Oregon. All remedies shall be cumulative.

     ACCELERATION CLAUSE: Maker's default herein shall, at Payee's option and without notice or demand to Maker, render the entire principal balance, plus all accrued interest, default charges and other expenses due hereunder, immediately due and payable in full.

     DEFAULT CHARGES: In the event suit, action or other legal proceeding is brought to enforce the provisions of this note, the prevailing party shall be entitled to reimbursement for all costs, disbursements, and litigation expenses, including reasonable attorney fees incurred in such suit, action or legal proceeding and any appeal therefrom.

     ADVANCES BY PAYEE: In the event Payee elects to pay any sum due from Maker to any third party pursuant to the terms of this note, or the Security Agreement which secures this note, the sum so paid by Payee shall be immediately added to the unpaid balance of this note and shall bear interest at the stated rate from the date of such payment. Payee's election to make one or more of such advances shall not constitute a waiver of Payee's right to declare a default hereunder.

     NOTICE TO MAKER: Any notice required to be given to Maker shall be effective if mailed, postage prepaid, by certified mail, return receipt requested, to Maker at:

     2295 Coburg Road, Suite 105
     Eugene, OR 97401

     with a copy to:

     Integrated Food Resources, Inc.
     c/o Robert Laskowski
     Attorney at Law
     1001 S.W. Fifth Ave., Suite 1300
     Portland, OR 97204

     and a copy to:

     Hamilton W. Budge, Jr.
     Lombard, Gardner, Honsowetz, Potter & Budge
     Attorneys at Law
     725 Country Club Rd.
     Eugene, OR 97401

or such other address as Maker shall hereafter provide in writing to Payee.

2 -  Promissory Note

     MISCELLANEOUS: In no event shall the interest collected hereunder exceed the maximum rate allowed by law. In the event any term or provision of this note, or any provision of the Security Agreement given in conjunction herewith, is found to be unenforceable or unlawful for any reason, the remainder shall be carried into effect as though the unenforceable portion was stricken herefrom. As the context requires, the singular includes the plural, the plural the singular and the masculine includes the feminine and neuter. The obligation of all Makers named below is joint and several. All captions used herein are solely for convenience of reference and shall not affect the interpretation of this instrument.

     The Maker, Endorsers, and Guarantors hereto severally waive notice of acceptance, presentment for payment, demand, notice of demand, notice of nonpayment and notice of protest of this Note. All such Makers, Endorsers and Guarantors hereby consent to any modification of the terms of this Note, including an extension of the due date, without waiver of their liability hereon. No waiver of any default, nor any modification or waiver of any term or condition set forth herein shall constitute a waiver of any subsequent default nor shall it affect the liability of any Maker, Endorser or Guarantor hereto.


                                       CLIPPERNET CORPORATION


                                       By:     /s/ F. JAMES NELSON
                                              ---------------------------------
                                       Title: CFO
                                              ---------------------------------

                            GUARANTY OF PERFORMANCE

     In consideration of the Payee accepting this promissory note, of even date herewith, the terms of which are specifically incorporated herein by reference, the undersigned, unconditionally and irrevocably guarantees the performance of Maker, of each and every obligation under said Promissory Note. This guarantee shall be continuing and shall terminate only upon the complete performance by Maker, thereof.

     Guarantor consents that it will not be necessary for the holder hereof to initiate an action or exhaust its legal remedies against Maker, as a precondition to enforcement of this guarantee. Guarantor consents that this guarantee may be immediately enforced upon default by Maker under the terms of the Promissory Note.

     Guarantor consents that the holder, may from time to time extend the time for performance or to otherwise modify the obligations of Maker, and such extensions or modifications thereof will not in any way release or discharge guarantor from her obligations hereunder. This guarantee shall not be released, extinguished, modified or in any way affected by failure on the part of the holder to enforce all of the rights and remedies available to it under the Promissory Note. This guarantee is unconditional and the undersigned expressly waives notices of non-payment of any extensions of time for payment or performance granted by the holder hereof.

3 -  Promissory Note

     Guarantor consents and agrees that the bankruptcy of Maker shall not relieve them of their obligations hereunder.

     In the event of any action to enforce any of the terms or conditions of this guarantee, the prevailing party in such action and any appeal resulting therefrom shall be entitled to recover from the other party reasonable attorney's fees to be fixed by the court in such action or appeal therefrom.

                                       GUARANTOR:

                                       INTEGRATED FOOD RESOURCES, INC.

                                       By:     /s/ ALAIN DE LA MOTTE
                                              --------------------------------
                                       Title: Chairman/CEO
                                              --------------------------------

4 -  Promissory Note

                               MEMORANDUM OF CONSENT
                          TO ACTION OF BOARD OF DIRECTORS
                                        OF
                              CLIPPERNET CORPORATION

     The undersigned, being all of the Directors of ClipperNet Corporation, an Oregon corporation, hereby consent to the following action taken by the Board of Directors in lieu of the special directors meeting.

     RESOLUTION A:

     RESOLVED, that the acquisition of the assets of that certain business known as Netbridge from Daisy Weir for the sum of $150,000.00 payable by cash, promissory note, assumption of prepaid accounts, and the transfer of 20,000 shares of stock of Integrated Food Resources, Inc., pursuant to the terms of that certain Asset Purchase Agreement and Security Agreement with attached promissory note is hereby approved; and

     RESOLUTION B:

     Ransom Southerland, as President, or F. James Nelson, as Secretary/ Treasurer of the Corporation, are hereby authorized to execute the Asset Purchase Agreement and Security Agreement, Promissory Note, and all other documents relative to the purchase of the assets of Netbridge as approved by the Directors.

     Dated this 2nd day of November, 1998.

                                       DIRECTORS


                                       /s/ ALAIN DE LA MOTTE
                                       ---------------------------------------
                                       ALAIN DE LA MOTTE


                                       /s/ BRIAN BITTKE
                                       ---------------------------------------
                                       BRIAN BITTKE


                                       /s/ RANSOM R. SOUTHERLAND
                                       ---------------------------------------
                                       RANSOM R. SOUTHERLAND


                                       /s/ F. JAMES NELSON
                                       ---------------------------------------
                                       F. JAMES NELSON

1 -  Memorandum of Consent to Action of Board of Directors

               POWER OF ATTORNEY TO TRANSFER BONDS OR SHARES

KNOW ALL MEN BY THESE PRESENTS that I/we ______________________________________

for value received, have bargained and sold and by these presents do irrevocably bonds
convey, assign and transfer unto ________________________________________ shares of the ______________________________________________________standing in my/our name on the books of the said __________________________________________________
                               (Company, Government, City or as the case may be)

               Bond
represented by Certificate No. ____________________________ and I/we do hereby irrevocably constitute and appoint ______________________________________ my/our true and lawful Attorney, for me/us and in my/our name and stead to make and bond
execute all necessary acts of assignment and transfer of said stock and to substitute one or more persons with like full power, hereby ratifying and confirming all the said Attorney or his/their substitute or substitutes shall lawfully do by virtue hereof.

Dated at ____________________ this ______________ day of _______________, 19___

                                                     /s/ Daisy Weir
                                                   -----------------------------
                                                      Signature of Transferor.


                                                   -----------------------------
                                                      Signature of Transferor.


    SIGNATURE GUARANTEED
    MEDALLION GUARANTEED
  SUTRO & CO INCORPORATED

/s/ [ILLEGIBLE]                                   The signature to this
--------------------------------------            assignment must correspond
                  AUTHORIZED SIGNATURE            with the name as registered on
            X0087734                              the bond or certificate, in
NYSE, INC. MEDALLION SIGNATURE PROGRAM            every particular, without
GGGOA                               SR            alteration or enlargement, or
                                                  any change whatever.

                                     STOCK POWER

     FOR VALUE RECEIVED, the undersigned, Daisy Weir, does hereby sell, assign, and transfer unto ________________________:

(Ten Thousand (10,000) shares) of the Capital Stock of:

                           Integrated Food Resources, Inc.

("Corporation") as represented by Certificate No. 1326 issued Nov. 5, 1998, in the name of Daisy Weir, and the undersigned hereby irrevocably constitutes and appoints _______________, attorney to transfer the said stock on the books of the Corporation, with full power of substitution in the premises.

     Dated this 6th day of November, 1998.

                                        /s/ Daisy Weir
                                        ---------------------------
                                        DAISY WEIR


                                (SIGNATURE GUARANTEE)


    SIGNATURE GUARANTEED
    MEDALLION GUARANTEED
    SUTRO & CO INCORPORATED

/s/ [ILLEGIBLE]
---------------------------------------
                   AUTHORIZED SIGNATURE
              X0087734
NYSE, INC. MEDALLION SIGNATURE PROGRAM
GGGOA                               SR

1 - Stock Power

                     P 1326                                                                             ***RESTRICTED***
          ------                                   INTEGRATED FOOD RESOURCES INC.                               ---------
          NUMBER                         Incorporated under the laws of the State of Nevada                       SHARES
            1326                                           CAPITALIZATION                                       **10000**
          ------                              50,000,000 Shares Common $.001 Par Value                          ---------
                                             10,000,000 Shares Preferred $.001 Par Value


          THIS CERTIFIES THAT                                                                              CUSIP 45813P 10 6

                                      DAISY WEIR

                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

          is the owner of     ** TEN THOUSAND **

                          FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK OF $.001 PAR VALUE SHARES OF

                                                      INTEGRATED FOOD RESOURCES INC.


transferable upon the books of the corporation upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date: NOV 5 1998

                                                                                               Integrated Food Resources Inc.

COUNTERSIGNED by                                                                                /s/ Alain de la Motte
                                                                                               -------------------------------
Transfer Agent and Registrar                                                                   Alain de la Motte     President
                                                             [SEAL]
 /s/ [ILLEGIBLE]                                       September 12, 1966                      /s/ James McKenzie
-----------------------------                                Oregon                            -------------------------------
     Authorized Officer                                   Reincorporated                       James McKenzie        Secretary
                                                         October 10, 1996
                                                             Nevada



                                 CLOSING STATEMENT
                    OFFICES OF RICHARD SPEIGHT, ATTORNEY AT LAW
                   2422 S.W. FIFTH AVE., SALEM, OREGON 97201-4910
                                   (503) 241-2885

DATE: November 6, 1998                                 FILE NO. 2379

BUYER: Clippernet Corporation, an Oregon corporation

PROPERTY DESCRIPTION: The assets of the business known as NETBRIDGE located in a leasehold interest at 1241 N. Coast Hwy., Newport, Oregon 97365 and 4333 SW Coast Hwy., Lincoln City, OR 97367 Oregon 97232

                                                          DEBIT        CREDIT
--------------------------------------------------------------------------------
SALES/PURCHASE PRICE                                   150,000.00
Stock Option Purchase                                    1,000.00
Credit for deposits held & prepayments                               22,076.14
Contract for Purchase and Sale                                       47,923.86
Transfer of 20,000 shares of IFGR stock                              60,000.00
Earnest Money deposit in Marlin Group's Trust Acct.                   5,000.00

COST OF SALE:
1/2 share
Personal Property Search Fee                                42.50
UCC Search Fee                                              60.75
Closing Fee                                                275.00

RECORDING FEES:
1/2 share
UCC-1                                                        5.00
Assumed Business Name Amendment                              7.50

PRO-RATIONS:
1998-99 personal property taxes based on value of
 $50,000 in the amount of $781.81 from 11/7 to 7/1/99      505.50
Nov. Rent Lincoln City $100 from 11/7 to 12/1               26.30
Nov. Rent Newport $175 from 11/7 to 12/1                   138.08
Liberty Mktng (Maps) 1/2 share of $199.50                   99.75
1999 Local Favorites 1/2 share of $295                     147.50
Sprint $396.20 from 11/7 to 11/24                          217.27
US West $109.98 from 11/7 to 11/25                          63.86
Verio NW $1935 from 11/7 to 1/1/99                       1,166.30
US West $3,292.64 from 11/7 to 11/13                       637.28
US West $403.96 from 11/7 to 11/13                          78.18
US West Dex @ $110.50 from 11/7 to 6/29/99                 850.09
Local Book $526 from 11/7 to 7/1/99                        340.10
US West $244.20 from 11/7 to 11/14                          55.15

ACCOUNTS PAYABLE/RECEIVABLE:
1/2 Oregon Title collection escrow set-up fee               50.00

DEPOSIT TO CLOSE                                                     20,766.11
--------------------------------------------------------------------------------
                                                      $155,766.11  $155,766.11

ACCEPTED BY:
Clippernet Corporation                       Law Offices of Richard Speight
By:

/s/ F. James Nelson                          /s/ [ILLEGIBLE]
-------------------------------------        -------------------------------
F. James Nelson, Secretary-Treasuer

                  ESCROW DEPOSITORY AND COLLECTION INSTRUCTIONS
                                            Collection Number:
                                            Originating Office:
                                            Escrow Number:


     OREGON TITLE INSURANCE COMPANY
To
     450 Country Club Road  Suite 180 - PO Box 10127 - Eugene, OR - 97440
     (541) 342-7451 - (800) 207-0002


1    unrecorded contract of sale and purchase dated    November 6, 1998
                                                    -----------------------
between SELLERS/PAYEES,  Daisy Weir
                       ----------------------------------------------------

address  112 NE 35th, Newport Oregon  Zip  97365  Phone (541) 265-2974, and
         ---------------------------      -------       --------------

BUYERS/PAYORS,  ClipperNet Corporation
               ------------------------------------------------------------

address  2295 Coburg Rd. #105, Eugene, OR  Zip  97401  Phone (541) 431-3360
         --------------------------------      -------      ---------------
covering the properly therein described


2 (x) Unrecorded deed dated November 6, 1998 from the above named sellers to
                           -----------------
      the above named purchasers for the property in said contract described.

3 ( ) Satisfaction of Mortgage
4 ( ) Request for Reconveyance
5 ( ) Title Insurance Policy
6 ( ) Fire Insurance Policy
7 ( ) Bill of Sale
8 ( ) Memorandum of Contract
9 (x) Other documents as follows Stock Power, UCC-3 Termination,
                                --------------------------------
      Promissory Note
      ----------------


     You are mutually instructed and directed to hold the above described documents as an escrow and to deliver the same (other than said contract) to the purchasers or either of them, upon payment to you of the unpaid balance of purchase price in the sum, with interest, and in installments as follows, to wit:

     Present principal balance unpaid: $47,923.86, to be paid in installments
                                      ------------
of $972.00 or more, (plus)(including) interest at 8% per annum on unpaid
  --------                                       ---
balances. Interest begins November 7, 1998. First installment due on or before
                          ---------------
December 7, 1998 and subsequent installments due on or before 7th day of each
----------------                                              ----------------
month until principal balance and interest paid in full.
------

SPECIAL INSTRUCTIONS:  Per the attached contract (Asset Purchase Agreement
                      ------------------------------------------------------
                      and Security Agreement.
                      ------------------------

Consent Required for Assignment: Seller and Buyer to notify Oregon Title in
                                -------------------------------------------
                                writing as Exercising Option to Purchase;
                                -------------------------------------------
                                Option to Purchase; Option Required Repurchase
                                -------------------------------------------
                                of Stock.
                                -------------------------------------------


THE FOLLOWING  PLEASE CHECK WHERE APPLICABLE

(1) Tax and/or Insurance Addback: Buyers will remit monthly a sum equal to 1/12th of the annual property taxes and/or the annual insurance premium, the initial amount is $_____________. Sellers will submit to escrow each year evidence that the taxes and/or insurance have been paid and escrow will as of the date of such receipt, add the taxes and/or insurance paid back to the unpaid principal balance. Payments will increase/decrease by 1/12th of the annual property taxes and/or the annual insurance premium. The fee for this service is $_______________ and will be paid by ___________________________________.


(2) No-Hold Reserve, Taxes and/or Insurance: Buyers will remit monthly a sum equal to 1/12th of the annual property taxes and/or the annual insurance premium, the initial amount is $_______________. Said sum will not be applied toward the principal balance, but will be disbursed directly to the seller or the sellers' loan. Seller will submit to escrow each year evidence that the taxes and/or insurance are paid and escrow will forward the same to buyer. Payments will increase/decrease by 1/12th of the annual taxes and/or the annual insurance premium. The fee for this service is $___________ and will be paid by the _______________________.
     The buyer (did) (did not) purchase the sellers' existing reserve account at _________________________________________________.


(3) Tax and/or Insurance Reserve: Buyer will remit monthly a sum equal to 1/12th of the annual property taxes and/or the annual insurance premium, the initial amount is $_______________. Said amount will be deposited into a non-interest bearing account to be disbursed by escrow annually on or before November 15th, in payment of the property taxes and a disbursement will be made on ______________________ in payment of the insurance. In the event that the reserve account is insufficient to pay the taxes/insurance in full, buyer will immediately, upon notification from escrow, bring in the amount necessary to pay the taxes/insurance in full. Oregon Title will not be liable for loss of discount if the deficiency is not brought in by November 1st each year. Excess funds will not be refunded to the buyer. Payments will increase/decrease by 1/12th of the annual taxes and insurance. The annual fee for this service is $_____________ and will be paid by __________________________.

 Tax Account No. _____________________  Insurance Policy No. _________________
 Tax Amount __________________________  Premium Due __________________________
 County Address ______________________  Agent Address ________________________

The monthly collection fee of $___________ is to be paid by the

                 / / BUYER       / / SELLER      / / SHARED EQUALLY

The Payoff Service Fee (minimum $___________ ) is to be paid by the

                 / / BUYER       / / SELLER      / / SHARED EQUALLY

                          FEES ARE SUBJECT TO CHANGE

         DISPOSITION TO BE MADE BY YOU OF PROCEEDS OF PAYMENTS RECEIVED:

                                                            Account Numbers:
1. Name and Address                        $              #

   See the attached Contract re stock

2. Daisy Weir                              $969.00        #
   112 NE 35th, Newport, OR 97365

3.                                         $              #

Any funds received in addition to the above shall be disbursed as follows:

Daisy Weir, see above

??? Oregon Title Insurance Company and shall be delivered by US Mail or private delivery service ??? delivery of such disbursement.

                              GENERAL PROVISIONS

 (1) You are authorized to accept any payments tendered to you to apply upon the above provided installments whether such payment constitutes all or only part of any installment and whether or not it or any installment is then in default, unless either party shall direct in writing to the contrary, but if any installment shall not be paid to you before the expiration of sixty (60) days after due date thereof you are authorized to surrender to the Sellers (Payee) or either of them upon written demand of either of them certifying that said installment is more than sixty (60) days past due, without any notice to the Buyers (Payors) or either of them all documents then in your possession thereby terminating this escrow. The payment of any installment directly to the Seller or the existence of any offset, counterclaim or difference as between the parties hereto or the acceptance of previous delinquent installments shall not alter or limit the terms of these instructions.
 (2) You are authorized to accept the whole or any part of the unpaid balance on the above described contract at any time unless otherwise instructed herein. In the event the above instructions provide for payments to be made to existing encumbrance(s) affecting subject property when you have received for the Sellers payment in full you are authorized and instructed to secure from the holder of said underlying encumbrance(s) a payoff letter and further authorized to make said payoff in accordance with the instructions contained in said payoff letter, sending the balance of funds, if any, to the Sellers.
 (3) You are authorized to retain all funds coming into your hands hereunder after you shall have received written notice of the death of one of the Sellers until you shall have received from the surviving Seller and the personal representative of the deceased Seller joint written instructions for the disposition of such funds, or until you shall have been otherwise satisfied of the identity of the person or persons entitled to receive such funds; and the provisions of this paragraph shall be applicable whether or not the Sellers are husband and wife and whether or not the contract deposited herewith shall create or purport to create a right of survivorship, as between the Sellers.
 (4) Notwithstanding anything to the contrary therein appearing, you have no duty to know or determine the performance or nonperformance of any term or condition of any contract or agreement between the parties hereto, and your duties and responsibilities are limited to those specifically stated herein. You have no responsibility for the authenticity, validity or sufficiency of any document deposited or for the accuracy of any description of any document deposited, the description having been supplied by the parties. Your sole duty with respect to such documents is to hold and dispose of the same as herein provided. In the event of conflict or omission between Contract and Escrow Instructions the Escrow Instructions shall control as to the Escrow Agent.
 (5) In the event the interest of either the Payee or Obligor shall pass to any other party or parties, you are not required to take notice of same unless and until such documents in evidence thereof as may be satisfactory to you and required by you, have been deposited with you together with a fee.
 (6) If a controversy shall arise between the parties hereto or with any third person, you may await the outcome of such controversy by final legal proceedings, or otherwise, as you may deem appropriate, or you may institute such interpleader or other proceedings as you may deem proper and in such events you shall not be liable for interest or damages. In the event of any controversy whether or not resulting in litigation, or in the event of any action to recover your expenses or charges from either or both of the parties hereto, you shall be entitled to reasonable attorney's fees and reimbursement for your expenses.
 (7) If any fire insurance or other insurance policies are deposited in this escrow, you shall have no responsibility for the sufficiency thereof, and you shall have no duty to pay or see the payment of any premiums thereon or to renew or to see to the renewal thereof or to notify any person of the expiration thereof. Your sole responsibility with respect to any such policy shall be the safekeeping thereof.
 (8) If taxes and/or insurance premiums are payable by Seller (Payee) and the amounts thereof added to the unpaid balance of the accounts, escrow company does not have a duty to determine such payment, but shall only add the taxes or insurance payment as provided by the security document when notified in writing.
 (9) In addition to the escrow fee paid or agreed upon at the inception of this escrow, the parties hereto jointly and severally agree to pay reasonable compensation for any services including payoff not specified in these instructions, and any other remedies you may have, you are hereby given a lien upon all funds, documents and other property held by you hereunder, to secure the payment of all your fees and expenses. Parties agree to pay collection fees according to published rates of escrow company as may change from time to time. Party requesting recording shall pay recording fees.
(10) A charge of $25.00 shall be imposed by Oregon Title for any check dishonored for any reason as well as any other fees or costs due to Oregon Title and shall be deducted from the next payment received. Payor agrees to immediately reimburse Oregon Title with good funds for dishonored check plus the NSF fee. If Payor fails to so reimburse Oregon Title, Payee agrees to pay Oregon Title the amount of the dishonored check. In any case, the Payees contract shall be increased by the amount of the dishonored check until paid.
(11) Disbursements on any check may be held until the check clears, unless the check is received as "Bank Certified" funds. In its discretion, Oregon Title may disburse on "collected" funds, but any pattern of such disbursement shall not prejudice Oregon Title's right to insist that a deposit check clear.
(12) At any time after the expiration of one year from the time when this escrow should by its terms be concluded, you may, without notice to the parties, close your records, thereby terminating your responsibilities with respect to this escrow.
(13) This agreement is binding upon the heirs, executors, administrators, successors and assigns of all parties hereto.
(14) In the event any provision in the escrow instructions or contract herein shall refer to a mortgage or a contract balance which is being computed other than in Oregon Title Insurance Co., escrow shall not be bound to keep a record of said balance. It shall be the duty of the parties hereto to keep the escrow company advised of said balance. No liability shall attach to an action or failure to act by Oregon Title Insurance
     Co. in the event information has not been delivered to it prior to a time any such information shall be material to the performance of the escrow instructions or contracts.
(15) Escrow Company is under no obligation to give notice as to late fees, changes of interest or ownerships, lapses of insurance, the state or payment of taxes or assessments, or other encumbrances, condemnations, fires, or the condition of any property mentioned in the documents handed to it, or cause notice of delinquency or dishonor or protest to be given; and any giving of such notice or notices by Escrow Company shall not be deemed to be an assumption by it of any obligation as to the giving of any subsequent notice or notices.
(16) Interest shall be computed on a 365-day basis unless otherwise instructed. Interest calculation shall be on the actual number of days elapsed between payments with balance of the payment being applied to principal or as otherwise directed, as of the date payment is received by Oregon Title Insurance Co.
(17) As used in these instructions the words "Sellers", "Buyers", "Payees" and "Payors" shall include both the singular and the plural.
(18) Escrow agent may transfer this collection account and documents to a duly licensed escrow company without prior approval of the parties hereto.
(19) It is understood by the parties signing these collection instructions, that such instructions constitute the whole agreement between Oregon Title Insurance Co. as their escrow collection agent and themselves as principals to this collection account. These instructions may not include all the terms of the agreement which is subject to this collection. Any deviation from the executed instructions contained herein, shall be submitted to escrow agent in writing and shall be signed by all parties hereto. "Read these instructions carefully and do not sign them unless they are acceptable to you."

At the end of 3 yrs., if Buyer has not exercised its stock option and Seller is requiring a repurchase of stock Buyer & Seller will in writing transfer stock to a brokerage.

            SELLER/PAYEE                             BUYER/PAYOR
1. Daisy Weir                          1. ClipperNet Corporation
   -------------------------------        ------------------------------------

IRS Reporting On: /s/ Daisy Weir       IRS Reporting On:
                  ----------------                       ---------------------

Social Security No. ###-##-####        Social Security No. 93-0979004
                    --------------                         -------------------

2. _______________________________     2. ____________________________________

Social Security No. ______________     Social Security No. ___________________

The above escrow instruction received and accepted this _____ day of _________, 19___.

                                        OREGON TITLE INSURANCE COMPANY

                                        By ___________________________
                                             Authorized Signature

The undersigned, assignees of the Sellers or Buyers, do hereby consent to and agree to be bound by the terms of the foregoing escrow instructions. Fee for assignment is $_______________.

Social Security No.                     Social Security No.

Submit this form and fee                            STATE OF OREGON                                THIS SPACE FOR OFFICE USE ONLY
$10.00 per form                                Corporation Division - UCC
                                                Public Service Building
                                            255 Capitol Street NE, Suite 151                                   10-5-DD
                                                  Salem, OR 97310-1327
                                        (503) 986-2200 Facsimile (503) 373-1166
----------------------------------------------------------------------------------------------------------------------------------
UCC-1                                            STATE FINANCING STATEMENT STANDARD FORM
                             PLEASE TYPE OR WRITE LEGIBLY. READ INSTRUCTIONS BEFORE FILLING OUT FORM.
----------------------------------------------------------------------------------------------------------------------------------
This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code. This financing statement remains effective for a period of five years from the date of filing, unless extended for additional periods as provided for by ORS
Chapter 79. A carbon, photographic or other reproduction of this form, financing statement or security agreement may be filed as a financing statement under ORS Chapter 79.
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

A. DEBTOR NAME(S)(if individual list last name first)                        F. LIST THE TYPES (OR ITEMS) OF COLLATERAL (ORS
    1. CLIPPERNET CORPORATION                                                79.4020).
    2. DBA NETBRIDGE                                                         Use a separate sheet of paper if necessary.

DEBTOR MAILING ADDRESS:                                                      /X/ PRODUCTS of collateral are also covered.
    1241 N COAST HIGHWAY
    NEWPORT, OR 97365                                                        All of the tangible and intangible assets of the
---------------------------------------------------------------------------  business known as NETBRIGE and also known as
B. SECURED PARTY(IES) NAME AND ADDRESS                                       NETBRIDGE INTERNET ACCESS SERVICES located in a
    DAISY WEIR                                                               leasehold interest at 1241 N Coast Highway, Newport,
    112 NE 35TH                                                              and 4333 SW Coast Highway, Lincoln City, Oregon,
    NEWPORT, OR 97365                                                        including but not limited to the furniture,
---------------------------------------------------------------------------  fixtures, equipment, leasehold interests, inventory,
C. ASSIGNEE(S) NAME AND ADDRESS                                              supplies, leasehold improvements, customer deposits,
                                                                             supplier agreements, customer accounts, accounts
Contact Name:                                Phone No.:                      receivable, books and records, trade and domain
---------------------------------------------------------------------------  names, and any additions and/or replacements and
D. DEBTOR SIGNATURE(S) REQUIRED:                                             accessories thereto that debtor may acquire and under
                                                                             any other assumed business name debtor may use and
By: [Illegible]        For           By: Clippernet Corporation              wherever debtor may locate the assets of the
   --------------------------------      ------------------------------      business.
By:                                  By:
   --------------------------------      ------------------------------
---------------------------------------------------------------------------
E. DEBTOR SIGNATURE(S) NOT REQUIRED. If applicable, check the appropriate box below to file without debtor signature(s). This statement is filed without the debtor signature(s) to perfect a security interest in collateral. Secured Party must sign when a Debtor signature(s) is not required. See instructions for further information.
  / / Collateral already subject to a security interest in another jurisdiction.
  / / Which is proceeds of the described original collateral which was perfected.
  / / Collateral as to which the filing has lapsed.
  / / Collateral acquired after a change of name, identity or corporate structure of debtor.
By:                                       By:
   ------------------------------            ------------------------------
   Secured Party Signature                     Secured Party signature
---------------------------------------------------------------------------------------------------------------------------------

RETURN COPY TO: [name & address]. Please do not type or print outside of bracketed area OR, FAX COPY TO:
        Richard Speight
        2422 SW Fifth
        Portland, Oregon 97301
                                                        Fax Number: (503) 241-3484

                      INSTRUCTIONS TO TRANSFER OWNERSHIP
                                      OF
                                   NETBRIDGE


TO: RICHARD SPEIGHT, ATTORNEY AT LAW                    DATE: NOVEMBER 6, 1998
LEGAL ASSISTANT: BRYAN SPEIGHT/JOYCE SPEIGHT                     FILE NO: 2379

IT IS UNDERSTOOD AND AGREED BY BUYER AND SELLER THAT THIS TRANSACTION IS TO BE CLOSED BY THE LAW OFFICE OF RICHARD SPEIGHT WHO FOR PURPOSES OF CLOSING ONLY HAS REPRESENTED THE SELLER. HAMILTON W. BUDGE, JR., ATTORNEY AT LAW, HAS REPRESENTED THE BUYER IN THIS TRANSACTION AND HAS PREPARED THE ASSET PURCHASE AGREEMENT AND SECURITY AGREEMENT, STOCK POWER, PROMISSORY NOTE, MEMORANDUM OF CONSENT TO ACTION OF BOARD OF DIRECTORS OF CLIPPERNET CORPORATION. RICHARD SPEIGHT HAS PREPARED THE WARRANTIED BILL OF SALE, UCC-1 FINANCING STATEMENT, ASSUMED BUSINESS NAME AMENDMENT, OREGON TITLE COLLECTION ESCROW INSTRUCTIONS, CLOSING STATEMENTS, 8594 ASSET ACQUISITION STATEMENTS AND THESE INSTRUCTIONS.

PROPERTY DESCRIPTION: The tangible and intangible assets of the business known as NETBRIDGE and NETBRIDGE INTERNET ACCESS SYSTEMS located at 1241 N Coast Highway, Newport, Or and 4333 SW Coast Highway, Lincoln City, OR

SEARCHES: A UCC search issued by Unisearch of the records of the Secretary of State, State of Oregon, dated October 27, 1998, and processed through
October 22, 1998, and a personal property search through Lincoln County Title and Escrow under order no. 87213988 dated October 27, 1998, and processed through October 16, 1998, a copy of which has been received by the undersigned. The following names were searched: Daisy ( ) Weir, James ( ) Weir, Netbridge (Internet), Netbridge Communications, and Photo Run (Plus). Buyer and Seller instruct you that the aforementioned names are the complete list of names that are to be searched to find any lien or judgment which may effect the subject property of this transaction.

SELLERS deposit with you under these instructions the following: Signature on the Asset Purchase Agreement and Security Agreement; Stock Power; Assignment of Lease for Lincoln City location; SubLease for Newport location; Oregon Title Collection Escrow Instructions;

and authorizes delivery and release thereof when you hold for the account of the Seller the sum of $150,000.00 plus and minus the credits and deductions authorized and approved on the Seller's closing statement.

BUYER deposits with you under these instructions the sum of $20,766.11 in certified funds and the following items: $5,000.00 in earnest money held in Marlin Group's client trust account; Asset Purchase Agreement and Security Agreement; Promissory Note


Page 1. Closing Instructions, Netbridge
and UCC-1 Financing statement in favor of the Seller; Signature on the Oregon Title Collection Instructions; Assumed Business Name Amendment; Stock Certificate for 10,000 shares of Restricted Integrated Food Resources, Inc.; an account confirmation of 10,000 shares of Integrated Food Resources, Inc. held at Charter Investment Group in an account for Daisy Weir; Assumption of the Lease for Lincoln City location; and Signature on the Sublease for Newport location; Memorandum of Consent to Action of Board of Directors;

You are further instructed that the terms and conditions of the Offer to Purchase and any addendums, amendments and/or counteroffers thereto have been met to the satisfaction of the undersigned.

PRORATE and adjust as of November 7, 1998, the following: The 1998-99 personal property taxes in the amount of $781.81; Nov. rent for Lincoln City location in the amount of $100; Nov. rent for Newport in the amount of $175; Liberty Marketing in the amount of $199.50; Local Favorites in the amount of $295; Sprint in the amount of $396.20; Verio NW in the amount of $1935; Local Book in the amount of $526; US West Dex in the amount of $110.50/mo thru
June 29, 1999; US West accounts in the amounts of $109.98, $3,292.64, $403.96, and $244.20. Said prorations are based on a 365 day year and the tax prorations are calculated on the fiscal year July 1 through June 30.

You are further instructed that this transaction is not applicable to any Uniform Commercial Code-Bulk Transfer provisions, and Buyer and Seller waive compliance by the attorney, Richard Speight. Seller and Buyer shall indemnify and hold Richard Speight harmless from and against any and all loss, expense, or damage resulting from failure to notify all of the creditors.

Buyer and Seller understand that the figures used to create the Asset Acquisition Statement (IRS form 8594) were obtained from and were agreed upon by Buyer and Seller. Should either Buyer or Seller dispute the figures on said form 8594, then and in that event Buyer and Seller shall provide the allocation figures agreed upon between them and by their accountants.

It is understood that the water, sewer, waste collection, electricity, utility charges and telephone will be adjusted by Buyer and Seller outside of this transaction unless otherwise specified in writing between the parties. It is understood that any operating licenses needed will be acquired outside of this transaction.

You will file for recording the necessary legal instruments and you are then authorized to pay off such encumbrances of record as may exist at the time of the filing of such instruments, to permit the passing of title from Seller to Buyer in the manner which has been agreed to in writing by the Buyer and Seller.

Should any disputes arise between the parties interested in property or funds covered by these instructions, you shall have the option to hold all matters in their existing status


Page 2. Closing Instructions, Netbridge
or to join or commence a court action, deposit the money and documents referred to herein into the registry of the Court or upon holding this transaction for determination of the rights of the parties, you will be relieved of all responsibility. It is further agreed that in the event of any suit or claim made against you by either or both parties to this agreement, that the losing party(ies) shall be required to pay you all expenses, costs, and reasonable attorney's fees in connection therewith, whether suit is instituted by you or any of the parties thereto.

The foregoing constitutes your entire and exact instructions and you shall not be concerned with oral directives or other writing other than agreed express written amendment to these instructions.

IT IS UNDERSTOOD BY THE PARTIES SIGNING THE ABOVE INSTRUCTIONS OR THOSE INSTRUCTIONS WHICH ARE ATTACHED HERETO THAT SUCH INSTRUCTIONS CONSTITUTE THE WHOLE AGREEMENT BETWEEN THE LAW OFFICE OF RICHARD SPEIGHT AND YOU AS A PRINCIPAL TO THE TRANSACTION.

THESE INSTRUCTIONS MAY NOT INCLUDE ALL OF THE TERMS OF THE AGREEMENT WHICH IS THE SUBJECT OF THIS TRANSACTION. READ THESE INSTRUCTIONS CAREFULLY AND DO NOT SIGN THEM UNLESS THEY ARE ACCEPTABLE TO YOU.

SELLER:                                BUYER:
                                       Clippernet Corporation
                                       By:

/s/ Daisy Weir                         /s/ F. James Nelson
--------------------------------       ------------------------------------
Daisy Weir                             F. James Nelson, Secretary-Treasurer


MAIL SELLER DOCUMENTS TO:              MAIL BUYER DOCUMENTS TO:
112 NE 35th                            PO Box 70105
--------------------------------       ------------------------------------
Newport OR 97365                       Eugene, OR 97401
--------------------------------       ------------------------------------

Received November 6, 1998
Law offices of Richard Speight
By:

/s/ Joyce Speight
--------------------------------


Page 3. Closing Instructions, Netbridge

                                                  DATE (MM/DD/YY)
[LOGO]   INSURANCE BINDER                            22/06/98

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.
----------------------------------------------------------------------------------------------------------------
PRODUCER       PHONE                          COMPANY                                       BINDER #
               (A/C NO. EXT):  541-258-3127
               ----------------------------
                                              AUSTIN MUTUAL INS. CO.
                                              -------------------------------------------------------------------
KEN TOOMBS INSURANCE AGENCY                           EFFECTIVE                            EXPIRATION
P.O. BOX 645                                    DATE             TIME                DATE              TIME
LEBANON, OREGON       97355                   -------------------------------------------------------------------
541-258-3127                                                           X  AM                    X   12:01 AM
                                                                      ---                      ---
                                               11/06/98          12:01    PM         06/26/99         NOON
                                              -------------------------------------------------------------------
------------------------------------------        THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED
CODE:                SUB CODE:                    COMPANY PER EXPIRING POLICY
-----------------------------------------------------------------------------------------------------------------
AGENCY
CUSTOMER ID:                                   DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location)
------------------------------------------
INSURED        CLIPPER NET CORPORATION         BUSINESS PERSONAL PROPERTY LOCATED AT:
               ATTN: JIM NELSON                A. 1241 N. COAST HWY, NEWPORT, OR
               2295 COBURG ROAD                B. 4333 SW COAST HWY, LINCOLN CITY, OR
               EUGENE, OR 97401

------------------------------------------------------------------------------------------------------------------
COVERAGES                                                                          LIMITS
------------------------------------------------------------------------------------------------------------------
PROPERTY      TYPE AND LOCATION OF PROPERTY       COVERAGE/PERS/FORMS       AMOUNT       DEDUCTIBLE       CONS %
                                               -------------------------------------------------------------------
BUSINESS PERSONAL PROPERTY:                     BUS. PERSONAL PROPERTY
A: 1241 N. COAST HWY, NEWPORT                   POLICY CM-00457307
B: 4333 SW COAST HWY, LINCOLN CITY, OREGON      LOCATION A: SPECIAL         $50,000         250
                                                LOCATION B: SPECIAL         $10,000         250
------------------------------------------------------------------------------------------------------------------
LIABILITY                               COVERAGE/FORMS                          EACH OCCURRENCE     AGGREGATE
/ /  SCHEDULED FORM       / /  COMPREHENSIVE FORM          -------------------------------------------------------
     / / PREMISES/OPERATIONS                               BODILY INJURY      $                   $
     / / PRODUCTS/COMPLETED OPERATIONS                     -------------------------------------------------------
     / / CONTRACTUAL                                       PROPERTY DAMAGE    $                   $
/X/  OTHER  BUSINESS LIABILITY                             -------------------------------------------------------
            ------------------                             BI & PO COMBINED   $1,000,000          $2,000,000
/ /  MEDICAL PAYMENTS                                      -------------------------------------------------------
/ /  PERSONAL INJURY                                       MEDICAL PAYMENTS           PER PERSON  $    5,000
                                                                                                  ----------------
                                                                                    PER ACCIDENT  $
                                                           -------------------------------------------------------
                                                           PERSONAL INJURY                        $
                                                           -------------------------------------------------------
                                 FORM / / A  / / B  / / C  FIRE LEGAL LIABILITY                   $   50,000
------------------------------------------------------------------------------------------------------------------
AUTOMOBILE LIABILITY
/ /  ANY AUTO                                                      COMBINED SINGLE LIMIT          $
/ /  ALL OWNED AUTOS                                               -----------------------------------------------
/ /  SCHEDULED AUTOS                                               BODILY INJURY (PER PERSON)     $
/ /  FIXED AUTOS                                                   -----------------------------------------------
/ /  NON-OWNED AUTOS                                               BODILY INJURY (PER ACCIDENT)   $
/ /  GARAGE LIABILITY                                              -----------------------------------------------
                                                                   PROPERTY DAMAGE                $
                                                                   -----------------------------------------------
                                                                   MEDICAL PAYMENTS               $
                                                                   -----------------------------------------------
                                                                   PERSONAL INJURY PROT           $
                                                                   -----------------------------------------------
                                                                   UNINSURED MOTORIST             $
                                                                   -----------------------------------------------

------------------------------------------------------------------------------------------------------------------
AUTO PHYSICAL DAMAGE
      DEDUCTIBLE     / /  ALL VEHICLES     / /  SCHEDULED VEHICLES / /  ACTUAL CASH VALUE
/ /  COLLISION     __________________                             -----------------------------
/ /  OTHER THAN COL __________________                             / /  STATED AMOUNT             $
                                                                  -----------------------------
                                                                   / /  OTHER
------------------------------------------------------------------------------------------------------------------
EXCESS LIABILITY                                                   EACH OCCURRENCE                $
                                                                   -----------------------------------------------
/ /  UMBRELLA FORM                                                 AGGREGATE                      $
                                                                   -----------------------------------------------
/ /  OTHER THAN UMBRELLA FORM                                      SELF-INSURED RETENTION         $
------------------------------------------------------------------------------------------------------------------
                                                                   / /  STATUTORY LIMITS
                                                                   -----------------------------------------------
          WORKERS' COMPENSATION                                    EACH ACCIDENT                  $
                  AND                                              -----------------------------------------------
          EMPLOYER'S LIABILITY                                     DISEASE - POLICY LIMIT         $
                                                                   -----------------------------------------------
                                                                   DISEASE - EACH EMPLOYEE        $
------------------------------------------------------------------------------------------------------------------

SPECIAL
CONDITIONS/
OTHER
COVERAGES

------------------------------------------------------------------------------------------------------------------
NAME & ADDRESS
------------------------------------------------------------------------------------------------------------------
                                                                  / /  MORTGAGEE       / /  ADDITIONAL INSURED
                                                                  / /  LOSS PAYEE      / /
                                                                  ------------------------------------------------
                                                                  LOAN #
                                                                  ------------------------------------------------
                                                                  AUTHORIZED REPRESENTATIVE
                                                                  Hal Brayton
------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                     NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE                      [ILLEGIBLE]

FORM NO. 1249 - SUBLEASE (FOR OTHER THAN A "DWELLING UNIT").
COPYRIGHT [ILLEGIBLE]- STEVENS-NESS LAW PUBLISHING CO. PORTLAND, OR 97204
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NC                                                                       [LOGO]

                                SUBLEASE

THIS SUBLEASE, Between Photo Run Plus
                       -------------------------------------------------------,
hereinafter called sublessor, and Clippernet Corporation
                                  --------------------------------------------,
hereinafter called sublessee;

     WITNESSETH: Sublessor is the lessee with respect to a certain lease, a copy of which is attached hereto.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained on the part of sublessee to be paid, kept and faithfully performed, sublessor does hereby lease, demise and let unto sublessee (choose one):
     / / The entire premises described in the attached lease; or
     /X/ A portion of the premises described in the attached lease, more particularly described as follows:
                                  ---------------------------------------------
(9 1/2 x 13 1/2) 128 square feet
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
in the City of Newport                  , State of  Oregon           ,
               ------------------------            ------------------
     TO HAVE AND TO HOLD the same for a period beginning November 7   , 19 98,
                                                         -------------    ---
on a month to month basis, sublessee paying as rental therefor, during the term of this sublease, to be paid as follows:
     $175 per month gross rent ($140/month rent plus $35/month utilities).

     Additionally, during the term of this lease, sublessor shall provide sublessee exterior sign rental space in exchange for high speed internet access and employee dial-up accounts (up to ten) to Photo Run Plus.











     Sublessee agrees to make no unlawful, improper or offensive use of the premises. Sublessee will keep and perform all of the terms, conditions and covenants set forth in the lease attached hereto, unless otherwise set forth herein. At the expiration of the sublease term or upon any termination of this sublease, sublessee will quit and deliver up the premises and all future erections, improvements or additions to or upon the same, to sublessor, peaceably and in as good an order and condition (reasonable use and wear thereof excepted) as the same now are or may be put in by original lessor or sublessor. Sublessee will not suffer nor commit any strip or waste thereof, nor make nor suffer to be made any alterations or additions to or upon the same, nor assign this sublease, nor sublet nor permit any other person(s) to occupy the same, without consents of both original lessor and sublessor being first obtained in writing. Original lessor and sublessor and their respective representatives, at reasonable times, may enter into and upon the same, to examine the condition thereof. Sublessor will, at sublessor's expense, keep and deliver to original lessor liability insurance policies in form and with an insurer satisfactory to the original lessor, naming the original lessor as an additional insured party.
Sublessee shall contribute $    ----   each month to the payment of the
policy premium.             -----------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     If the rent shall be in arrears for more than   30   days, or if
                                                  --------
sublessee shall neglect, fail to do, perform, or observe any of the covenants hereinbefore contained which on sublessee's part are to be performed, then and in either of those events, sublessor may immediately or at any time thereafter, and while such neglect or default continues, and without further notice or demand, enter into and upon the subleased premises, or any part thereof and repossess the same, and expel sublessee, and those claiming under sublessee, and remove sublessee's effects without being taken or deemed guilty in any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent, or preceding breach of covenant.
     Any waiver of any breach of covenant to be kept and performed by sublessee shall not be deemed or considered as a continuing waiver and shall not operate to bar or prevent sublessor from declaring a forfeiture for any succeeding breach, either of the same condition or covenant or otherwise.
     Any holding over by sublessee after the expiration of the term of this sublease, or any extension thereof, shall be deemed a tenancy at sufferance and not otherwise.
     In the event any suit or action is brought to collect any rent due hereunder or to enforce any provision of this sublease or to repossess the premises, the losing party agrees to pay such sum as the trial court may adjudge reasonable as attorney fees to be allowed the prevailing party in such suit or action and upon any appeal therefrom.
     This instrument shall bind and inure to the benefit of both parties hereto and their respective executors, administrators, successors in interest and assigns. If permission from original lessor is required to sublease the premises subleased hereby, sublessor hereby represents to sublessee that such permission has been obtained, and evidence thereof is attached hereto and incorporated herein by this reference.



     I, Mike [ILLEGIBLE] do give permission to Photo Run to sublease to Clippernet the 9 1/2 ft x 13 1/2 ft of the southwest corner of building known as [ILLEGIBLE]

     IN WITNESS WHEREOF, the parties have set their hands in duplicate
this 6th day of November   1998
    -----      ----------    ---.

NOTE--IN OREGON, THIS FORM IS NOT
SUITABLE FOR LEASING A "DWELLING         DAISY WEIR
UNIT." DEFINED IN ORS 90.100(4)          --------------------------------------
AS FOLLOWS: "DWELLING UNIT" MEANS        Daisy Weir
A STRUCTURE OR THE PART OF A STRUCTURE
THAT IS USED AS A HOME, RESIDENCE OR     CLIPPERNET CORPORATION
SLEEPING PLACE BY ONE PERSON WHO         --------------------------------------
MAINTAINS A HOUSEHOLD OR BY TWO OR
MORE PERSONS WHO MAINTAIN A COMMON       By:          [ILLEGIBLE]
HOUSEHOLD***" (FOR OREGON "DWELLING         -----------------------------------
UNIT" FORMS, SEE STEVENS-NESS FORM
NOS. 244, 766 AND 818.)




          STATE OF OREGON, County of          Multnomah        ) ss.
                                             ------------------
           This instrument was acknowledged before me on November 6, 19 98
                                                         ----------    ---
          by   [ILLEGIBLE]
            -------------------------------------------------------------------
           This instrument was acknowledged before me on            19
                                                        -----------   --
          by   [ILLEGIBLE]
            -------------------------------------------------------------------
          as   CFO
            -------------------------------------------------------------------
          of   [ILLEGIBLE]
            -------------------------------------------------------------------


                                                       [ILLEGIBLE]
                                            -----------------------------------
                                            Notary Public for Oregon
                                            My commission expires  11-16-98
                                                                  -------------

Form 8594                    ASSET ACQUISITION STATEMENT     OMB No. 1545-1021
(Rev. July 1993)                UNDER SECTION 1060            Expires: 2-29-96
Department of the Treasury     Attach to you Federal          Attachment
Internal Revenue Service         income tax return.           Sequence No. 61
-------------------------------------------------------------------------------
Name as shown on return                Identification number as shown on return
 Clippernet Corporation                 93-1250557
-------------------------------------- ----------------------------------------
Check the box that identifies you:      /X/ Buyer             / / Seller
-------------------------------------------------------------------------------
Part I General Information -- To be completed by all filers
-------------------------------------------------------------------------------
1 Name of other party to the transaction    Other party's identification number
  Daisy Weir                                ###-##-####
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  Address (number and street)
  112 NE 35th
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  City, State, and ZIP code
   Newport, OR 97365
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2 Date of sale                                              3 Total sales price
  November 6, 1998                                            $150,000.00
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Part II Assets Transferred-- To be completed by all filers of an original statement
-------------------------------------------------------------------------------
1 Assets           Aggregate Fair Market Value
                   (Actual Amount for Class 1       Allocation of Sales Price
-------------------------------------------------------------------------------
Class I            $                                $
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Class II           $                                $
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Class III          $100,000.00                      $100,000.00
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Class IV                                            $50,000.00
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Total                                               $150,000.00
-------------------------------------------------------------------------------

2 Did the buyer and seller provide for an allocation of the sales price in the sales contract or in another written document signed by both parties?....
  .........................................................Yes /X/  No / /
  If "Yes," are the aggregate fair market values listed for each of asset Classes I, II, and III the amounts agreed upon in your sales contract or in a separate written document?..................................Yes /X/ No / /
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3 In connection with the purchase of the group of assets, did you also purchase a license or a covenant not to compete, or enter into a lease agreement, employee contract, management contract, or similar arrangement with the seller (or managers, directors, owners, or employees of the seller)? Yes /X/ No / /
If "Yes," specify (a) the type of agreement, and (b) the maximum amount of consideration (not including interest) paid or to be paid under the agreement. (Attach additional sheets if more space is needed.)

Covenant not to compete for three (3) years, radius of Lincoln, Lane, and Clatsop counties, Oregon, $50,000.00
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-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
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

                    ASSIGNMENT OF LEASE AND CONSENT OF OWNER

     The assignment is made effective the 2nd day of November, 1998, by and between the following parties.

     Coast Copy service
     4300 8W Coast Ave.
     Lincoln City, OR 97367
                                          Herein referred to as "Lessor"

     Netbridge Communications
     1240 N Coast Hwy
     Newport, OR 97365

                                          Herein referred to as "Lessee";

And

     ClipperNet Corporation
     2383         Rd. Suite 105
     Eugene, OR 97401
                                          Herein referred to as "Assignee".


                                   RECITALS

     WHEREAS, on May 15, 1998, Lessor and Lessee entered into a lease
agreement wherein Lessee agreed to   from owner that certain property
described as follows:

              W Coast Ave. in the building located at 4333 SW Coast Ave., Lincoln City, OR 97367, referred to as the building, the same constituting use of a portion of a 10 x 12 room located at the southwest corner of the first floor. Keys and access to this area is to be provided to Joe Pierre of Aces.

     The terms and provisions of the lease agreement are incorporated by reference as though fully set forth herein.

     WHEREAS, Lessee desires to assign all of their rights in said lease to
Assignee, and Assignee desires to assume         rights and obligations in
said Lease.

     WHEREAS said lease requires the consent of Lessor to allow said assignment.

                                  WITNESSETH

     WHEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt of which is herein acknowledged, the parties agree as follows:

     1. ASSIGNMENT OF LEASE. Lessee hereby conveys, assigns and sets over to Assignee all of Lessee's title, and interest in and to the above referenced lease agreement.

     2. ASSUMPTION OF LEASE OBLIGATIONS. Assignee hereby accepts said assignment and further agrees to assume and perform all of the duties and obligations of Lessee as set forth in said lease agreement. Assignee further agrees to indemnify and hold Lessee harmless from any liability arising from Assignee's performance of said lease agreement [ILLEGIBLE] thereof.

         Assignee hereby covenants [ILLEGIBLE] all of Lesses's duties and obligations of the agreement being [ILLEGIBLE] of a default. Lessor shall have the right to [ILLEGIBLE] Assignee directly.

     3.           .  The effective date [ILLEGIBLE] may be November 1, 1998.

     4. CONSENT BY LESSOR: Lessor hereby consents to this assignment with the understanding that its consent shall not act to waive the requirement that any future assignment or sublease by the Lessee thereof shall not require the consent of Lessor.

     5. SUCCESSOR'S INTEREST: The covenants, conditions and terms of this assignment shall extend to and be binding upon and inure to the benefit of the heirs, personal representatives and assigns of the parties hereto.

     6. ATTORNEY FEES: In the event suit or action is brought to enforce any of the provisions hereof, the prevailing party shall be entitled to attorney fees both at trial and on appeal as well as costs of depositions, transcription thereof, title foreclosure reports, and any other litigation expenses which are reasonable and necessary.


     IN WITNESS WHEREOF the parties have executed this agreement in triplicate on the date and year first above written.

LESSOR:                                  LESSEE:

                                         Netbridge Communications

By                                       By   [ILLEGIBLE]
   -----------------------------------     ------------------------------
Title                                    Title  [ILLEGIBLE]
     ---------------------------------        ---------------------------

ASSIGNEE:

ClipperNet Corporation

By     [ILLEGIBLE]
   -----------------------------------
Title             CFO
     ---------------------------------



1 - Assignment of Lease and Consent of Owner

     4. CONSENT BY LESSOR: Lessor hereby consents to this assignment with the understanding that its consent shall not act to waive the requirement that any future assignment or sublease by the Lessee thereof shall require the consent of Lessor.

     5. SUCCESSOR'S INTEREST: The covenants, conditions, and terms of this assignment shall extend to and be binding upon and inure to the benefit of the heirs, personal representatives and assigns of the parties hereto.

     6. ATTORNEY FEES. In the event suit or action is brought to enforce any of the provisions hereof, the prevailing party shall be entitled to attorney fees both at trial and on appeal as well as costs of deposition transcription thereof, title foreclosure reports, and any other litigation expenses which are reasonable and necessary.

     IN WITNESS WHEREOF the parties have executed this agreement in triplicate on the date ad year first above written.

LESSOR:                           LESSEE:

                                  Netbridge Communications

By  [ILLEGIBLE]                   By
  ------------------------------    -----------------------------------
Title  [ILLEGIBLE]                Title
     ---------------------------       --------------------------------

ASSIGNEE:

ClipperNet Corporation

By
  ------------------------------

Title
      --------------------------






2 - Assignment of Lease and Consent of Owner

                            COMMERCIAL PROPERTY LEASE

The State of Oregon County of Lincoln

     This lease is made between Coast Copy Service, of 4333 SW Coast Ave., Lincoln City, OR 97367, herein referred to as lessor, and, Netbridge Communications, of 1241 N. Coast Hwy., Newport, OR 97365, herein referred to as lessee.

     Lessor hereby leases to lessee and lessee hereby hires the space presently known as:

     4333 SW Coast Ave., in the building located at 4333 SW Coast Ave,
     Lincoln City, OR 97367, referred to below as the building, the same constituting use of a portion of a 10 x 12 room located at the southwest corner of the first floor. Keys and access to this area is to be provided to Joe Pierre of Aces.

     The space is leased for a term of one year, to commence on May 15, 1998 and to continue from month to month thereafter until May 14, 1999.

     Tenant shall pay Landlord the annual rent of One Thousand, Two Hundred Dollars ($1,200.00) during said term, in monthly payments of One Hundred Dollars ($100.00) payable monthly in advance. In addition, Tenant agrees to provide direct Netbridge Internet Service to Landlord at no charge during said term.

     Lessee shall pay rent, and any additional rental as provided below, to lessor at lessor's above stated address, or at such other place as lessor may designate in writing, without demand, and without counterclaim, deduction or setoff. Rent not received by the 20th of the month will be subject to a $10.00 late fee.

    Lessee shall use and occupy the premises as an INTERNET SERVICE PROVIDER ROUTER and for no other purpose. Lessor agrees to provide 1 - 4' x 8' x 3/4" plywood telephone backboard for Lessee. Lessor represents that the premises may be lawfully used for such purpose.

     Lessee shall commit no act of waste and shall take good care of the premises and the fixtures and appurtenances therein, and shall, in the use and occupancy of the premises, conform to all laws, orders and regulations of the federal, state, and municipal government of any of their departments. All improvements made by lessee to the premises which are so attached to the premises that they cannot be removed without material injury to the premises, shall become the property of lessor upon installation.

     Not later than the last day of the term lessee shall, at lessee's expense, remove all of lessee's personal property and those improvements made by lessee which have not become the property of the lessor, including trade fixtures, cabinet work, movable paneling, partitions and the like; repair all injury done by or in connection with the installation or removal of the property and improvements; surrender the premises in as good condition as they were at the beginning of the term, reasonable wear and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by lessee or lessee's agents, servants, visitors, servants or licensees, excepted. All property of the lessee remaining on the property after the last day of the term of this lease shall be conclusively deemed abandoned and may be removed by lessor, and lessee shall reimburse lessor for the cost of such removal. Lessor may have any such property stored at lessee's risk and expense.

     Lessee shall not, without first obtaining the written consent of the lessor, make any alterations, additions or improvements in, to or about the premises. It is agreed at this time that Lessee will be core drilling a 3" hole into leased area for purpose of new telephone lines. Also, it is agreed that Lessee is to split the cost of all trenching and backfill materials for the telephone lines with the Lessor.

     Lessee shall not do or suffer anything to be done on the premises which will cause an increase in the rate of fire insurance on the building.

     Lessee shall not permit the accumulation of waste or refuse matter on the leased premises or anywhere in or near the building.

     Lessee shall not, without first obtaining the written consent of the lessor, abandon the premises, or allow the premises to become vacant or deserted.

     Lessee shall not, without obtaining the written consent of the lessor, assign, mortgage, pledge, or encumber this lease, in whole or in part, or sublet the premises or any part of the premises.

     Lessee shall observe and comply with such reasonable rules and regulations as may be established from time to time by lessor.

     If the building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by lessor, will equal or exceed 60% of the replacement value of the building, just prior to the occurrence of the damage, then lessor may, no later than the seventh day following the damage, give lessee a notice of election to terminate the lease. In the event of such election this lease shall be deemed to terminate as of the date of the damage or destruction, and lessee shall surrender the premises within a reasonable time thereafter, and any pre- paid rent shall be refunded proportionally.

     If the premises or any part of the premises, or any part of the building materially affecting lessee's use of the premises, be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent shall be apportioned as of the termination date and any rent paid for any period beyond such date shall be repaid to lessee.

     This lease shall be subject and subordinate to all underlying leases and to mortgages which may now or hereafter affect such leases or the real property of which the premises form a part, and also all renewals, modifications, consolidations, and replacements of the underlying leases and mortgages. Lessee agrees to execute such estoppel letters or other documents required to confirm the same.

     Lessor may enter the premises at any reasonable time, upon adequate notice to lessee (except that no notice need be given in case of an emergency) for the purpose of inspection or the making of such repairs, replacements, or additions in, to, on and about the premises or the building, as lessor deems necessary or desirable.

     Lessor shall make all necessary repairs to the premises, except where the repair has been made necessary by misuse or neglect by lessee or lessee's agents, servants, visitors or licensors.

     Lessor agrees to furnish electricity for usual office requirements; however, lessee shall not use any electrical equipment which in lessor's reasonable opinion will overload the wiring installations or interfere with the reasonable use of such installations by lessor or other tenants in the building.

     The Lessee shall at all times maintain public liability insurance with a minimum $300,000 bodily injury liability. Lessee shall provide proof of this coverage to the lessor.

     In the event of any breach of the payment rent or any other allowed charge, or other breach of this lease, Landlord shall have full rights to terminate this Lease in accordance with state laws and re-enter and claim possession of the leased premises, in addition to such other remedies available to Landlord arising from said breach.

     This document represents the entire agreement of the parties and there are no representations not stated herein, and this agreement may only be modified by a writing executed by both parties hereto.


Dated: May 15, 1998
      ------------------------------

Signed /s/ James M. Davis, Jr.
      -------------------------------------

Coast Copy Service by James M. Davis, Jr.



Dated: 5-26-98
      ------------------------------

Signed /s/ James D. Weir
      -------------------------------------

 Netbridge Communications by James D. Weir
                            ------------------